UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _3/31__

Date of reporting period:  3/31/17__

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
March 31, 2017

Templeton Emerging Markets Small Cap Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Emerging Markets Small Cap Fund

We are pleased to bring you Templeton Emerging Markets Small Cap Fund’s annual report for the fiscal year ended March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small cap companies located in emerging market countries, as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares delivered a +16.09% cumulative total return for the 12 months under review. For comparison, the MSCI Emerging Markets (EM) Small Cap Index, which measures performance of small cap stocks in emerging markets, generated a +14.80% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the 12 months under review. China’s economy grew faster in the first quarter of 2017 compared to the same quarter in 2016, driven by solid growth in industrial production, services, fixed-asset investment and government spending. India’s economy expanded at a slower pace in the December quarter, as higher agricultural production and government spending were counterbalanced by moderating non-agricultural and non-government spending. Russia’s economy grew for the first time in two years in the fourth quarter compared to the same quarter in 2015 after economic contraction had eased in 2016, following a rebound in oil prices and improved industrial production. Brazil’s economic contraction deepened in 2016’s fourth quarter as household consumption and exports declined. South Africa’s economy grew in 2016, despite a contraction in the fourth quarter, compared to the third quarter, as mining, quarrying and manufacturing declines offset services and household consumption growth. Among other emerging markets, Mexico’s, South Korea’s and Taiwan’s economies continued to grow.

Several central banks, including those of Mexico and Turkey, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of South Korea and Taiwan, lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a six-year low and increased monetary liquidity. The Bank of Russia reduced its key interest rate several times, citing lower inflation expectations amid an economic recession. Brazil’s central bank cut its benchmark

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 15.

franklintempleton.com	Annual Report	3

TEMPLETON EMERGING MARKETS SMALL CAP FUND

interest rate several times during the period to spur economic growth. In January, the People’s Bank of China temporarily reduced the reserve requirement ratio for some banks, but kept its benchmark interest rate unchanged during the period.

Emerging market stocks rose during the 12 months under review, despite periods of volatility due to investor concerns about China’s economic growth, geopolitical tensions in certain regions, the timing of the U.S. Federal Reserve’s (Fed’s) interest rate increases, a strong U.S. dollar and the possibility of protectionist policies from a new U.S. presidential administration. However, encouraging economic reports from China and other emerging markets, strength in many emerging market currencies, and the agreement between the Organization of the Petroleum Exporting Countries (OPEC) and certain non-OPEC oil producers to curb oil production supported investor sentiment. Further boosting stocks were optimism about President Donald Trump’s pro-growth policies and subsiding concerns about potential U.S. trade restrictions. Additionally, many investors viewed the Fed’s interest rate increases in December 2016 and March 2017 as indicative of an improving U.S. economy, which could benefit emerging markets. In this environment, emerging market stocks, as measured by the MSCI EM Small Cap Index, generated a +14.80% total return for the 12 months ended March 31, 2017.1

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included investments in Federal Bank, Bajaj Holdings & Investment and Biocon.

Indian stocks generally rose until early November, when the government’s demonetization program to recall large-denominated currency notes resulted in increased investor uncertainty. Market sentiment turned positive, however, at the start of 2017, leading stock prices to recover, ending the reporting period at a 12-month high. Indian stocks also benefited from a robust Indian economy.

Top 10 Countries
3/31/17
% of Total
Net Assets
India	18.7%
South Korea	10.1%
China	9.4%
Taiwan	8.9%
Turkey	4.6%
Hong Kong	3.8%
Vietnam	3.5%
Poland	3.0%
Thailand	2.8%
Russia	2.7%

Federal Bank, one of India’s largest banks, is a midsized, private-sector commercial bank with a focus on lending to small and medium enterprises. Supported by solid corporate results and investor optimism, the bank’s stock price ended the 12-month period at a record high. Federal Bank posted fourth-quarter 2016 results that were slightly above expectations and included strong growth momentum in the corporate sector.

Bajaj Holdings & Investment’s key holdings include Bajaj Auto, India’s second-largest manufacturer of two-wheeled vehicles and largest manufacturer of three-wheeled vehicles, and Bajaj FinServ, which is involved in insurance and consumer financing. Reflecting the broader direction of the Indian market, its stock price fell in early 2016 after the company reported a drop in quarterly revenues. However, its stock performed well for the period, supported by the Indian market’s rebound and the announcement of a bonus share issue by Bajaj Finance, a subsidiary of Bajaj FinServ. Although the government’s demonetization of large-denominated currency notes adversely impacted the automobile sector, resulting in a decline in Bajaj Auto’s fourth-quarter 2016 profits from a year earlier, Bajaj Holdings & Investment’s earnings rose significantly over the same period.

Biocon is a leading Indian biopharmaceutical company that engages in the manufacture, research and development of therapeutic drugs. Biocon reported strong operating performance for the fourth quarter of 2016 with solid revenue growth driven by strong growth in the company’s biologics and small molecules businesses and higher licensing income. Further supporting investor sentiment were positive developments in the company’s biosimilars pipeline, including the application filings for cancer drugs trastuzumab and pegfilgrastim with the European Medicines Agency, marketing approvals for rh-insulin and glargine from key emerging

4 Annual Report

franklintempleton.com

markets and the launch of insulin glargine in Japan with partner FUJIFILM Pharma.

In contrast, key detractors from the Fund’s absolute performance included positions in DO & CO Restaurants & Catering, Fila Korea and Pinar Sut Mamulleri Sanayii (Pinar Sut).

DO & CO Restaurants & Catering is an Austria-listed provider of catering services for airlines, restaurants and hotels, with a significant exposure to Turkey. Devaluation in the Turkish lira and cost-cutting measures at Turkish Airlines pressured its stock price. Unfavorable market conditions, including political uncertainty and the potential for reduced tourism in Turkey due to terrorist attacks, also dampened investor confidence in the stock. However, the company reported slightly better-than-expected fourth-quarter 2016 corporate results as the international event catering division and restaurant, lounges and hotel division partially offset the slowdown in the airline catering division.

Fila Korea, one of South Korea’s largest sportswear brands, produces a wide variety of products, including footwear, clothing and accessories. The company reported disappointing third-quarter 2016 results, driven by losses in its South Korean operations. A major driver of Fila’s share price was its stake in Acushnet, which makes golf equipment and accessories under the Titleist and FootJoy brands. In late 2016, Acushnet listed its shares in the U.S., but the lower-than-expected initial public offering price had a negative impact on Fila’s shares. Fila added to its existing holding in Acushnet during the process. In the latter part of the period, Fila’s share price rebounded from a multi-year low after the company reported strong growth in fourth-quarter 2016 revenues.

Pinar Sut, one of Turkey’s leading dairy companies, produces milk, cheese, butter, yogurt, fruit juices and instant desserts under the well-established PINAR brand name. The company is Turkey’s market leader in the milk and cheese segment. Rising competition and reports of a decline in 2016 net profit pressured its stock price. Further weighing on investor sentiment was a decline in the Turkish market, one of the weakest-performing emerging markets in the 12 months ended March 31, 2017. The MSCI Turkey Index had a -16.30% total return in U.S. dollar terms, driven by the Turkish lira’s devaluation.

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Top 10 Holdings
3/31/17
Company	% of Total
Sector/Industry, Country	Net Assets
Bajaj Holdings & Investment Ltd.	4.0%
Diversified Financial Services, India
Federal Bank Ltd.	2.8%
Banks, India
Tata Chemicals Ltd.	2.1%
Chemicals, India
Apollo Tyres Ltd.	1.9%
Auto Components, India
Pinar Sut Mamulleri Sanayii AS	1.8%
Food Products, Turkey
Balkrishna Industries Ltd.	1.7%
Auto Components, India
Luk Fook Holdings (International) Ltd.	1.6%
Specialty Retail, Hong Kong
Medy-tox Inc.	1.6%
Biotechnology, South Korea
Fila Korea Ltd.	1.4%
Textiles, Apparel & Luxury Goods, South Korea
JK Cement Ltd.	1.4%
Construction Materials, India

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2017, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the period, our continued search for what we considered undervalued investments trading at attractive valuations led us to make purchases in Taiwan, South Korea, Vietnam, Mexico, the Czech Republic, Hong Kong and Indonesia. In sector terms, we increased investments in financials, telecommunication services and materials and made some purchases in industrials.2 Key purchases included new investments in Sebang Global Battery, a South Korea-based company that is one of the

2. The financials sector comprises banks, consumer finance, diversified financial services and insurance in the SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and miningintheSOI.The industrials sector comprises air freight and logistics, airlines, building products, industrial conglomerates, machinery, marine, professional services, road and rail, transportation infrastructure, and trading companies and distributors in the SOI.

franklintempleton.com

Annual Report

5

TEMPLETON EMERGING MARKETS SMALL CAP FUND

world’s leading automotive battery suppliers; Hankook Worldwide Tire, South Korea’s largest tire maker; and Moneta Money Bank, one of the Czech Republic’s largest banks in asset terms.

Conversely, we sold a number of holdings as we sought to focus on opportunities we considered to be more attractively valued within our investment universe. As a result, we reduced investments in certain countries, notably Brazil, Thailand, Turkey and Russia. In sector terms, we reduced holdings notably in consumer staples, consumer discretionary, health care and energy.3 Key sales included closing the Fund’s position in Beauty Community, a Thai cosmetic and beauty retailer, and reducing investments in the aforementioned Biocon and in Youngone, a South Korean original equipment manufacturer of sportswear products.

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. The consumer staples sector comprises beverages, food and staples retailing, food products, tobacco and personal products in the SOI. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; Internet and direct marketing retail; leisure products; media; specialty retail; and textiles, apparel and luxury goods in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

6 Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Performance Summary as of March 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
1-Year	+16.09%	+9.38%
5-Year	+29.23%	+4.02%
10-Year	+40.47%	+2.85%
Advisor
1-Year	+16.42%	+16.42%
5-Year	+31.12%	+5.57%
10-Year	+44.66%	+3.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com

Annual Report

7

TEMPLETON EMERGING MARKETS SMALL CAP FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

8 Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND
PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets.
Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 7/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equities in emerging markets.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report 9

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/16	Value 3/31/17	10/1/16–3/31/17[1,2]	Value 3/31/17	10/1/16–3/31/17[1,2]	Ratio[2]
A	$1,000	$1,045.50	$10.00	$1,015.16	$9.85	1.96%
C	$1,000	$1,041.70	$13.79	$1,011.42	$13.59	2.71%
R	$1,000	$1,044.10	$11.26	$1,013.91	$11.10	2.21%
Advisor	$1,000	$1,047.00	$8.73	$1,016.40	$8.60	1.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10 Annual Report

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Small Cap Fund
		Year Ended March 31,
	2017	2016	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.41	$12.25	$11.64	$11.75	$10.47
Income from investment operations[a]:
Net investment income[b]	0.16 [c]	0.04	—[d]	0.06	0.03
Net realized and unrealized gains (losses)	1.65	(0.85)	0.63	(0.09)	1.35
Total from investment operations	1.81	(0.81)	0.63	(0.03)	1.38
Less distributions from:
Net investment income	(0.20)	(0.03)	(0.02)	(0.08)	(0.04)
Net realized gains	—	—	—	—	(0.06)
Total distributions	(0.20)	(0.03)	(0.02)	(0.08)	(0.10)
Net asset value, end of year.	$13.02	$11.41	$12.25	$11.64	$11.75

Total return[e]	16.09%	(6.60)%	5.40%	(0.26)%	13.37%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.98%	2.00%	2.04%	2.11%	2.16%
Expenses net of waiver and payments by affiliates	1.97%	1.99%	2.02%	2.10%	2.10%
Net investment income (loss)	1.25%[c]	0.33%	(0.05)%	0.39%	0.25%

Supplemental data
Net assets, end of year (000’s)	$257,388	$257,977	$277,148	$235,046	$229,475
Portfolio turnover rate	21.26%	18.09%	19.21%	22.47%	15.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.48%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 11

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
		Year Ended March 31,
	2017	2016	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.96	$11.82	$11.30	$11.42	$10.21
Income from investment operations[a]:
Net investment income (loss)[b]	0.07 [c]	(0.04)	(0.08)	(0.02)	(0.04)
Net realized and unrealized gains (losses)	1.59	(0.82)	0.60	(0.09)	1.31
Total from investment operations	1.66	(0.86)	0.52	(0.11)	1.27
Less distributions from:
Net investment income	(0.11)	—	—	(0.01)	—
Net realized gains	—	—	—	—	(0.06)
Total distributions	(0.11)	—	—	(0.01)	(0.06)
Net asset value, end of year.	$12.51	$10.96	$11.82	$11.30	$11.42

Total return[d]	15.29%	(7.28)%	4.60%	(0.91)%	12.53%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.72%	2.73%	2.74%	2.81%	2.86%
Expenses net of waiver and payments by affiliates	2.71%	2.72%	2.72%	2.80%	2.80%
Net investment income (loss)	0.51%[c]	(0.40)%	(0.75)%	(0.31)%	(0.45)%

Supplemental data
Net assets, end of year (000’s)	$62,889	$62,148	$73,687	$62,917	$64,459
Portfolio turnover rate	21.26%	18.09%	19.21%	22.47%	15.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.26)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
		Year Ended March 31,
	2017	2016	2015	2014	2013
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.33	$12.16	$11.56	$11.67	$10.40
Income from investment operations[a]:
Net investment income[b]	0.12 [c]	0.02	—[d]	0.06	0.01
Net realized and unrealized gains (losses)	1.65	(0.85)	0.60	(0.12)	1.34
Total from investment operations	1.77	(0.83)	0.60	(0.06)	1.35
Less distributions from:
Net investment income	(0.17)	(—)[d]	—	(0.05)	(0.02)
Net realized gains	—	—	—	—	(0.06)
Total distributions	(0.17)	(—)[d]	—	(0.05)	(0.08)
Net asset value, end of year.	$12.93	$11.33	$12.16	$11.56	$11.67

Total return	15.84%	(6.82)%	5.19%	(0.37)%	13.17%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.23%	2.23%	2.24%	2.31%	2.36%
Expenses net of waiver and payments by affiliates	2.22%	2.22%	2.22%	2.30%	2.30%
Net investment income (loss)	1.00%[c]	0.10%	(0.25)%	0.19%	0.05%

Supplemental data
Net assets, end of year (000’s)	$532	$477	$579	$659	$737
Portfolio turnover rate	21.26%	18.09%	19.21%	22.47%	15.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.23%.
dAmount rounds to less than $0.01 per share.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
		Year Ended March 31,
	2017	2016	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.52	$12.37	$11.76	$11.87	$10.58
Income from investment operations[a]:
Net investment income[b]	0.18 [c]	0.07	0.02	0.05	0.05
Net realized and unrealized gains (losses)	1.68	(0.86)	0.65	(0.04)	1.37
Total from investment operations	1.86	(0.79)	0.67	0.01	1.42
Less distributions from:
Net investment income	(0.23)	(0.06)	(0.06)	(0.12)	(0.07)
Net realized gains	—	—	—	—	(0.06)
Total distributions	(0.23)	(0.06)	(0.06)	(0.12)	(0.13)
Net asset value, end of year.	$13.15	$11.52	$12.37	$11.76	$11.87

Total return	16.42%	(6.35)%	5.66%	0.13%	13.66%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.73%	1.73%	1.74%	1.81%	1.86%
Expenses net of waiver and payments by affiliates	1.72%	1.72%	1.72%	1.80%	1.80%
Net investment income	1.50%[c]	0.60%	0.25%	0.69%	0.55%

Supplemental data
Net assets, end of year (000’s)	$442,583	$361,128	$363,848	$241,453	$102,842
Portfolio turnover rate	21.26%	18.09%	19.21%	22.47%	15.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.73%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2017
Templeton Emerging Markets Small Cap Fund
	Industry	Shares	Value

Common Stocks 91.1%
Austria 0.8%
DO & CO Restaurants & Catering AG.	Hotels, Restaurants & Leisure	92,774	$6,022,396
Botswana 0.2%
Letshego Holdings Ltd	Consumer Finance	9,617,099	1,976,545
Brazil 2.1%
Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods	236,100	2,364,957
Grendene SA	Textiles, Apparel & Luxury Goods	1,012,512	7,326,996
[a] Ser Educacional SA, Reg S.	Diversified Consumer Services	1,036,500	6,782,619
			16,474,572
China 9.4%
[b] Biostime International Holdings Ltd	Food Products	29,500	98,124
Bloomage Biotechnology Corp. Ltd	Chemicals	3,225,000	4,589,625
Chongqing Machinery & Electric Co. Ltd., H	Industrial Conglomerates	25,310,000	3,191,616
COSCO Shipping Ports Ltd	Transportation Infrastructure	7,003,861	7,732,451
[c] Digital China Holdings Ltd	Electronic Equipment, Instruments
	& Components	6,276,000	5,507,565
Green Seal Holding Ltd	Chemicals	866,000	4,719,385
Jiangling Motors Corp. Ltd., B	Automobiles	3,948,718	9,425,239
[b] Sohu.com Inc	Internet Software & Services	77,722	3,056,806
Sunny Optical Technology Group Co. Ltd	Electronic Equipment, Instruments
	& Components	1,002,000	7,323,327
TravelSky Technology Ltd., H.	IT Services	4,567,200	10,789,841
Uni-President China Holdings Ltd	Food Products	11,454,000	8,061,890
[b] Xinchen China Power Holdings Ltd	Auto Components	11,735,200	1,887,526
[c] Xinyi Solar Holdings Ltd	Semiconductors & Semiconductor Equipment	16,982,000	5,419,171
			71,802,566
Czech Republic 1.8%
[b] Fortuna Entertainment Group NV.	Hotels, Restaurants & Leisure	899,465	3,840,879
[b,d] Moneta Money Bank AS, 144A	Banks	2,567,132	8,692,698
Pegas Nonwovens SA	Textiles, Apparel & Luxury Goods	41,073	1,332,439
			13,866,016
Egypt 2.5%
[b] Arabian Food Industries Co. DOMTY	Food Products	2,409,850	1,214,938
Eastern Tobacco	Tobacco	232,582	2,744,596
Egyptian International Pharmaceuticals EIPICO	Pharmaceuticals	1,373,432	8,066,345
[b] Global Telecom Holding SAE.	Wireless Telecommunication Services	9,798,000	3,636,931
[d] Integrated Diagnostics Holdings PLC, 144A	Health Care Providers & Services	1,049,430	3,305,705
			18,968,515
Georgia 1.2%
[b,d] Georgia Healthcare Group PLC, 144A	Health Care Providers & Services	1,950,607	8,970,602
Hong Kong 3.8%
Amvig Holdings Ltd	Containers & Packaging	6,108,000	2,043,453
Bonjour Holdings Ltd	Specialty Retail	10,798,150	555,779
I.T Ltd	Specialty Retail	12,510,395	5,424,919
Ju Teng International Holdings Ltd	Electronic Equipment, Instruments
	& Components	20,363,500	8,358,637
Luk Fook Holdings (International) Ltd	Specialty Retail	3,888,000	12,357,072
Sa Sa International Holdings Ltd	Specialty Retail	1,526,127	600,903
			29,340,763

franklintempleton.com

Annual Report

15

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
India 18.7%
Apollo Tyres Ltd	Auto Components	4,551,783	$14,646,271
Bajaj Holdings & Investment Ltd	Diversified Financial Services	914,070	30,496,481
Balkrishna Industries Ltd	Auto Components	602,462	12,875,466
[b] Biocon Ltd	Biotechnology	464,624	8,111,220
[b] Equitas Holdings Ltd	Consumer Finance	3,113,000	8,137,668
Federal Bank Ltd	Banks	14,915,344	21,030,037
Great Eastern Shipping Co. Ltd	Oil, Gas & Consumable Fuels	717,900	4,615,546
JK Cement Ltd	Construction Materials	761,388	10,975,327
Redington India Ltd	Electronic Equipment, Instruments
	& Components	3,978,049	6,749,681
Tata Chemicals Ltd	Chemicals	1,700,500	15,698,032
[b] Vardhman Textiles Ltd	Textiles, Apparel & Luxury Goods	468,044	9,472,370
			142,808,099
Indonesia 1.9%
[b] Bank Permata Tbk PT	Banks	36,875,127	1,854,065
Hexindo Adiperkasa Tbk PT	Trading Companies & Distributors	13,008,000	3,709,459
Mandom Indonesia Tbk PT	Personal Products	2,341,500	2,618,165
[b] Panin Financial Tbk PT.	Insurance	396,600,700	6,309,659
			14,491,348
Kuwait 0.0%†
[b,e] National Gulf Holding	Diversified Financial Services	1,021,638	390,309
Malaysia 2.2%
[b] 7-Eleven Malaysia Holdings Bhd	Food & Staples Retailing	16,197,500	5,856,061
Hartalega Holdings Bhd	Health Care Equipment & Supplies	1,225,800	1,373,849
Oldtown Bhd	Food Products	15,124,025	9,329,700
			16,559,610
Mexico 2.1%
Grupo Herdez SAB de CV	Food Products	4,483,374	9,290,974
Nemak SAB de CV	Auto Components	5,801,900	6,442,424
			15,733,398
Nigeria 0.3%
Access Bank Nigeria PLC	Banks	42,999,778	863,088
UAC of Nigeria PLC	Food Products	30,288,005	1,321,394
			2,184,482
Pakistan 1.2%
Habib Bank Ltd	Banks	2,963,600	7,630,175
The Hub Power Co. Ltd	Independent Power & Renewable
	Electricity Producers	600,000	749,585
United Bank Ltd	Banks	434,000	952,027
			9,331,787
Peru 0.9%
[a] Intercorp Financial Services Inc., Reg S	Banks	200,780	6,625,740
Philippines 0.9%
International Container Terminal Services Inc	Transportation Infrastructure	2,817,780	5,046,737
Pepsi-Cola Products Philippines Inc	Beverages	21,736,200	1,610,907
			6,657,644

16 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
Poland 3.0%
Amica SA	Household Durables	112,408	$5,387,581
Fabryki Mebli Forte SA	Household Durables	363,000	7,509,303
[d] Prime Car Management SA, 144A	Road & Rail	323,178	2,444,429
Wawel SA	Food Products	15,078	3,915,574
[b,f] Work Service SA	Professional Services	1,517,548	3,630,974
			22,887,861
Russia 2.7%
[a] Globaltrans Investment PLC, GDR, Reg S.	Road & Rail	117,550	846,360
[b,d] Lenta Ltd., GDR, 144A	Food & Staples Retailing	208,000	1,414,400
[a,b] Mail.ru Group Ltd., GDR, Reg S.	Internet Software & Services	464,316	10,261,384
[a,b] X5 Retail Group NV, GDR, Reg S.	Food & Staples Retailing	247,043	8,312,997
			20,835,141
South Korea 10.1%
Bukwang Pharmaceutical Co. Ltd	Pharmaceuticals	113,470	2,167,902
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	175,259	10,994,121
GS Home Shopping Inc	Internet & Direct Marketing Retail	5,093	1,048,247
Hankook Tire Worldwide Co. Ltd	Diversified Financial Services	415,000	7,223,204
Hans Biomed Corp	Biotechnology	272,667	4,135,847
[b] Interojo Co. Ltd	Health Care Equipment & Supplies	52,182	1,760,452
Interpark Holdings Corp	Internet & Direct Marketing Retail	170,863	733,925
I-Sens Inc	Health Care Equipment & Supplies	170,452	4,492,102
KT Skylife Co. Ltd	Media	115,147	1,700,195
LF Corp	Textiles, Apparel & Luxury Goods	204,751	4,104,273
Mando Corp	Auto Components	33,891	7,870,167
Medy-tox Inc	Biotechnology	29,386	12,175,411
Sebang Global Battery Co. Ltd	Auto Components	238,646	7,880,299
Vieworks Co. Ltd	Health Care Equipment & Supplies	151,355	8,736,122
Youngone Corp	Textiles, Apparel & Luxury Goods	61,846	1,842,969
			76,865,236
Sri Lanka 1.4%
Hatton National Bank PLC	Banks	89,894	133,603
Hemas Holdings PLC	Industrial Conglomerates	14,964,257	10,800,469
			10,934,072
Switzerland 0.7%
[b] Wizz Air Holdings PLC	Airlines	271,257	5,577,958
Taiwan 8.9%
ADLINK Technology Inc	Technology Hardware, Storage & Peripherals	4,328,797	9,664,212
Eclat Textile Co. Ltd	Textiles, Apparel & Luxury Goods	333,000	3,333,399
Flytech Technology Co. Ltd	Electronic Equipment, Instruments
	& Components	2,181,220	7,218,302
Merida Industry Co. Ltd	Leisure Products	1,490,000	7,874,642
Novatek Microelectronics Corp. Ltd	Semiconductors & Semiconductor Equipment	1,976,000	7,645,296
Pacific Hospital Supply Co. Ltd	Health Care Equipment & Supplies	1,552,000	4,134,374
PChome Online Inc	Internet Software & Services	1,058,020	8,605,188
Primax Electronics Ltd	Technology Hardware, Storage & Peripherals	2,968,500	4,862,948
Shin Zu Shing Co. Ltd	Machinery	1,793,000	5,065,672
St. Shine Optical Co. Ltd	Health Care Equipment & Supplies	171,000	3,462,906
TTY Biopharm Co. Ltd	Pharmaceuticals	1,626,900	5,839,247
			67,706,186

franklintempleton.com

Annual Report

17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
Thailand 2.8%
Delta Electronics Thailand PCL, fgn	Electronic Equipment, Instruments
	& Components	950,900	$2,422,234
Dynasty Ceramic PCL, fgn	Building Products	16,746,100	2,067,059
Major Cineplex Group PCL, fgn	Media	5,920,300	5,859,977
TISCO Financial Group PCL, fgn	Banks	5,172,000	10,803,231
			21,152,501
Turkey 4.6%
[f] Bizim Toptan Satis Magazalari AS	Food & Staples Retailing	284,304	934,902
Coca-Cola Icetek AS	Beverages	225,859	2,215,084
[b] Ozak Gayrimenkul Yatirim Ortakligi	Equity Real Estate Investment Trusts (REITs)	7,266,311	4,119,043
Pinar Entegre Et ve Un Sanayi AS	Food Products	781,877	2,312,927
[g] Pinar Sut Mamulleri Sanayii AS	Food Products	3,279,170	14,094,836
[b,g] Reysas Gayrimenkul Yatirim Ortakligi AS	Equity Real Estate Investment Trusts (REITs)	24,575,397	5,274,851
Soda Sanayii AS	Chemicals	3,906,515	6,546,691
			35,498,334
United Arab Emirates 1.2%
Aramex PJSC	Air Freight & Logistics	6,907,789	9,309,942
United Kingdom 1.0%
Stock Spirits Group PLC	Beverages	3,181,741	7,455,764
United States 1.2%
[b] Luxoft Holding Inc	IT Services	141,513	8,851,638
Vietnam 3.5%
[f] DHG Pharmaceutical JSC.	Pharmaceuticals	1,118,432	6,802,505
Hoa Phat Group JSC	Metals & Mining	6,027,681	8,092,536
Imexpharm Pharmaceutical JSC	Pharmaceuticals	508,621	1,493,117
Vietnam Container Shipping JSC	Marine	1,326,893	3,370,442
Vietnam Dairy Products JSC	Food Products	340,169	2,142,220
[b] Vingroup JSC	Real Estate Management & Development	2,465,660	4,529,316
			26,430,136
Total Common Stocks (Cost $599,952,562)			695,709,161

[h] Participatory Notes 1.3%
Saudi Arabia 1.3%
[d] Deutsche Bank AG/London, Saudi Dairy & Foodstuff Co.,
144A, 4/12/18	Food Products	40,309	1,421,470
[d] HSBC Bank PLC, Mouwasat Medical Services Co., 144A,
3/05/18	Health Care Providers & Services	213,070	8,096,120
Total Participatory Notes
(Cost $8,195,853)			9,517,590

Preferred Stocks 1.0%
Brazil 0.4%
[i] Marcopolo SA, 5.00%, pfd	Machinery	3,636,826	3,041,572
Chile 0.6%
[i] Embotelladora Andina SA, 2.745%, pfd., A	Beverages	1,250,500	4,832,392
Total Preferred Stocks (Cost $6,261,008)			7,873,964
Total Investments before Short Term
Investments (Cost $614,409,423)			713,100,715

18 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
	Shares	Value
Short Term Investments 6.6%
Money Market Funds (Cost $47,449,832)
6.2%
United States 6.2%
[j,k] Institutional Fiduciary Trust Money Market Portfolio, 0.32% .	47,449,832	$47,449,832

[l] Investments from Cash Collateral Received
from Loaned Securities (Cost $3,116,065)
0.4%
Money Market Funds 0.4%
United States 0.4%
[j,k] Institutional Fiduciary Trust Money Market Portfolio, 0.32% .	3,116,065	3,116,065
Total Investments (Cost $664,975,320)
100.0%		763,666,612
Other Assets, less Liabilities (0.0)%†		(275,584)
Net Assets 100.0%		$763,391,028

See Abbreviations on page 32.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2017, the aggregate value of these securities was $32,829,100, representing 4.3% of net assets.
bNon-income producing.
cA portion or all of the security is on loan at March 31, 2017. See Note 1(d).
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2017, the aggregate value of these securities was $34,345,424, representing 4.5% of net assets.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days.
fAt March 31, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
gSee Note 8 regarding holdings of 5% voting securities.
hSee Note 1(c) regarding Participatory Notes.
iVariable rate security. The rate shown represents the yield at period end.
jSee Note 3(f) regarding investments in affiliated management investment companies.
kThe rate shown is the annualized seven-day yield at period end.
lSee Note 1(d) regarding securities on loan.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2017

Templeton Emerging Markets Small Cap Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$582,790,003
Cost - Non-controlled affiliates (Note 3f and 8)	82,185,317
Total cost of investments	$664,975,320
Value - Unaffiliated issuers	$693,731,028
Value - Non-controlled affiliates (Note 3f and 8)	69,935,584
Total value of investments (includes securities loaned in the amount of $2,858,300)	763,666,612
Cash	24,118
Foreign currency, at value (cost $31,504)	30,922
Receivables:
Investment securities sold	1,982,303
Capital shares sold	4,286,062
Dividends	1,240,135
Other assets	637
Total assets	771,230,789
Liabilities:
Payables:
Investment securities purchased	408,242
Capital shares redeemed	1,440,134
Management fees	896,247
Distribution fees	199,865
Transfer agent fees	163,947
Payable upon return of securities loaned	3,116,065
Deferred tax	1,411,811
Accrued expenses and other liabilities	203,450
Total liabilities	7,839,761
Net assets, at value	$763,391,028
Net assets consist of:
Paid-in capital	$672,465,589
Distributions in excess of net investment income	(6,194,874)
Net unrealized appreciation (depreciation)	97,278,513
Accumulated net realized gain (loss)	(158,200)
Net assets, at value	$763,391,028

20 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2017

Templeton Emerging Markets Small Cap Fund

Class A:
Net assets, at value	$257,387,628
Shares outstanding	19,767,166
Net asset value per share[a]	$13.02
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.81
Class C:
Net assets, at value	$62,888,518
Shares outstanding	5,027,175
Net asset value and maximum offering price per share[a]	$12.51
Class R:
Net assets, at value	$531,861
Shares outstanding	41,123
Net asset value and maximum offering price per share	$12.93
Advisor Class:
Net assets, at value	$442,583,021
Shares outstanding	33,651,923
Net asset value and maximum offering price per share	$13.15

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2017

Templeton Emerging Markets Small Cap Fund

Investment income:
Dividends: (net of foreign taxes of $1,816,474)
Unaffiliated issuers	$19,579,698
Non-controlled affiliates (Note 3f and 8)	2,777,636
Income from securities loaned (net of fees and rebates)	88,141
Total investment income	22,445,475
Expenses:
Management fees (Note 3a)	10,113,583
Distribution fees: (Note 3c)
Class A.	645,470
Class C	600,785
Class R	2,483
Transfer agent fees: (Note 3e)
Class A.	429,253
Class C	100,204
Class R	825
Advisor Class	626,879
Custodian fees (Note 4)	467,254
Reports to shareholders	111,276
Registration and filing fees	72,214
Professional fees	68,952
Trustees’ fees and expenses	37,111
Other	35,218
Total expenses	13,311,507
Expense reductions (Note 4)	(546)
Expenses waived/paid by affiliates (Note 3f)	(88,721)
Net expenses	13,222,240
Net investment income	9,223,235
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $30,736)	20,145,533
Foreign currency transactions	(123,064)
Net realized gain (loss)	20,022,469
Net change in unrealized appreciation (depreciation) on:
Investments.	76,698,407
Translation of other assets and liabilities
denominated in foreign currencies	6,274
Change in deferred taxes on unrealized appreciation	(464,252)
Net change in unrealized appreciation (depreciation)	76,240,429
Net realized and unrealized gain (loss)	96,262,898
Net increase (decrease) in net assets resulting from operations	$105,486,133

22 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Small Cap Fund

	Year Ended March 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income.	$9,223,235	$2,856,088
Net realized gain (loss)	20,022,469	4,954,298
Net change in unrealized appreciation (depreciation)	76,240,429	(59,920,816)
Net increase (decrease) in net assets resulting from operations	105,486,133	(52,110,430)
Distributions to shareholders from:
Net investment income:
Class A	(4,275,179)	(724,228)
Class C	(570,468)	—
Class R	(7,229)	(44)
Advisor Class	(7,150,764)	(1,980,404)
Total distributions to shareholders.	(12,003,640)	(2,704,676)
Capital share transactions: (Note 2)
Class A	(34,097,168)	2,154,002
Class C	(7,220,410)	(5,538,924)
Class R	(11,310)	(63,622)
Advisor Class	29,507,773	24,730,017
Total capital share transactions	(11,821,115)	21,281,473
Net increase (decrease) in net assets	81,661,378	(33,533,633)
Net assets:
Beginning of year	681,729,650	715,263,283
End of year	$763,391,028	$681,729,650
Distributions in excess of net investment income included in net assets:
End of year	$(6,194,874)	$(3,363,460)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Emerging Markets Small Cap Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Small Cap Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

24 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

franklintempleton.com

Annual Report

25

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

26 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

2. Shares of Beneficial Interest

At March 31, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

			Year Ended March 31,
		2017			2016
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	7,505,213		$90,572,064	7,397,383		$87,328,115
Shares issued in reinvestment of distributions	332,461		3,876,492	58,776		660,642
Shares redeemed	(10,682,368)		(128,545,724)	(7,474,257)		(85,834,755)
Net increase (decrease)	(2,844,694)		$(34,097,168)	(18,098)		$2,154,002
Class C Shares:
Shares sold	910,468		$10,579,163	1,454,624		$16,877,985
Shares issued in reinvestment of distributions	47,350		531,743	—		—
Shares redeemed	(1,599,114)		(18,331,316)	(2,018,443)		(22,416,909)
Net increase (decrease)	(641,296)		$(7,220,410)	(563,819)		$(5,538,924)
Class R Shares:
Shares sold	8,293		$99,174	6,869		$81,010
Shares issued in reinvestment of distributions	624		7,230	4		44
Shares redeemed	(9,876)		(117,714)	(12,414)		(144,676)
Net increase (decrease)	(959)		$(11,310)	(5,541)		$(63,622)
Advisor Class Shares:
Shares sold	13,683,801	$166,316,823		13,598,095	$159,232,699
Shares issued in reinvestment of distributions	328,192		3,862,825	82,622		936,936
Shares redeemed	(11,699,501)		(140,671,875)	(11,750,697)		(135,439,618)
Net increase (decrease)	2,312,492		$29,507,773	1,930,020		$24,730,017

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

franklintempleton.com

Annual Report

27

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

Effective April 1, 2017, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $500 million
1.400%	Over $500 million, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

For the year ended March 31, 2017, the effective investment management fee rate was 1.450% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

28 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$73,694
CDSC retained	$9,000

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2017, the Fund paid transfer agent fees of $1,157,161, of which $544,660 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended March 31, 2017, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio, 0.32%	18,000,082	207,157,411	(174,591,596)	50,565,897	$50,565,897	$18,214	$–	0.2%

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended March 31, 2017, the purchase and sale transactions aggregated $5,077,441 and $7,317,431, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

franklintempleton.com Annual Report 29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended March 31, 2017, the Fund utilized $20,184,233 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2017, the Fund deferred late-year ordinary losses of $1,105,143.

The tax character of distributions paid during the years ended March 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income.	$12,003,640	$2,704,676

At March 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$670,223,253
Unrealized appreciation	$162,101,331
Unrealized depreciation	(68,657,972)
Net unrealized appreciation (depreciation)	$93,443,359

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2017, aggregated $143,556,661 and $194,565,381, respectively.

At March 31, 2017, in connection with securities lending transactions, the Fund loaned equity investments and received $3,116,065 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended March 31, 2017, investments in “affiliated companies” were as follows:

	Number of			Number of
	Shares Held			Shares			Realized
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	(Loss)

Non-Controlled Affiliates
Pinar Sut Mamulleri Sanayii AS	3,279,170	—	—	3,279,170	$14,094,836	$2,759,422	$—
Reysas Gayrimenkul Yatirim Ortakligi
AS	24,575,397	—	—	24,575,397	5,274,851	—	—
Total Affiliated Securities (Value is 2.5% of Net Assets)					$19,369,687	$2,759,422	$—

30 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Kuwait	$—	$—	$390,309	$390,309
All Other Equity Investments[b]	703,192,816	—	—	703,192,816
Participatory Notes	—	9,517,590	—	9,517,590
Short Term Investments	50,565,897	—	—	50,565,897
Total Investments in Securities	$753,758,713	$9,517,590	$390,309	$763,666,612

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

franklintempleton.com

Annual Report

31

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules)
intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend
Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

GDR Global Depositary Receipt

32 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Small Cap Fund (the "Fund") as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2017

franklintempleton.com

Annual Report

33

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Emerging Markets Small Cap Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $102,791 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $7,961,369 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 8, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0259	$0.0832	$0.0393
Class C	$0.0259	$0.0000	$0.0000
Class R	$0.0259	$0.0537	$0.0256
Advisor Class	$0.0259	$0.1237	$0.0589

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

34 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street	(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street	finance company) (2010-present),
Fort Lauderdale, FL 33301-1923	United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee	142	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	since 1996	refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	and Lead	Canadian National Railway (railroad)
Independent	(2001-present), White Mountains
Trustee	Insurance Group, Ltd. (holding
since 2007	company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present),
RTI International Metals, Inc.
(manufacture and distribution of
titanium (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street	financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	42	Hess Midstream Partners LP (oil and
300 S.E. 2nd Street	gas midstream infrastructure) (April
Fort Lauderdale, FL 33301-1923	2017	).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

franklintempleton.com	Annual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)		Trustee	Since 2006	142	The Southern Company (energy
300 S.E. 2nd Street					company) (2014-present; previously
Fort Lauderdale, FL 33301-1923					2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos		Trustee	Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)		Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street					(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)		Trustee	Since 2006	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)		Chairman of	Chairman of the	142	None
One Franklin Parkway		the Board,	Board and Trustee
San Mateo, CA 94403-1906		Trustee and	since 2013
		Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

36	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

franklintempleton.com				Annual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Mark H. Otani (1968)		Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		Chief Financial
San Mateo, CA 94403-1906		Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)		Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street		Compliance
Fort Lauderdale, FL 33301-1923		Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)		Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)		Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)		Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street		Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923			President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

38	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com

Annual Report

39

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON EMERGING MARKETS SMALL CAP FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Emerging Markets Small Cap Fund

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Templeton Global Investment Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management Ltd. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company

40 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS SMALL CAP FUND
SHAREHOLDER INFORMATION

data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets funds. The Board noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting management’s continued attention to the portfolio management team.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 16 other emerging markets funds. The Board noted that the Management Rate was above the median of and the highest in its Expense Group. The Board also noted that the actual total expense ratio for the Fund was above the median of and the third-highest in its Expense Group. The Board discussed the expenses of this Fund with management. The Board concluded that the Management Rate charged to the Fund is fair and reasonable, given the Fund’s specialized focus on the small capitalization segment of the market and efforts by the Fund’s portfolio management team to mitigate the Fund’s risk exposures.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent

franklintempleton.com

Annual Report

41

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS SMALL CAP FUND
SHAREHOLDER INFORMATION

services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. In response to Board discussions, the Manager agreed to lower the initial Management Rate fee breakpoint effective April 1, 2017. In light of this change, the Board concluded that the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and

Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

42 Annual Report

franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton Emerging Markets Small Cap Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	426 A 05/17

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
March 31, 2017

Templeton Frontier Markets Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Frontier Markets Fund

This annual report for Templeton Frontier Markets Fund covers the fiscal year ended March 31, 2017. At the market close on June 28, 2013, the Fund closed to new investors; existing shareholders may add to their accounts. Effective May 31, 2017, the Fund will reopen to new investors.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries” as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading markets in, frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries; or have at least 50% of their assets in, or are linked to currencies of, frontier market countries.

Performance Overview

The Fund’s Class A shares delivered a +16.62% cumulative total return for the 12 months under review. For comparison, the MSCI Frontier Markets Index, which measures stock performance in frontier markets, posted a +13.35% total return for the same period.1 Also for comparison, the Standard & Poor’s® (S&P®) Frontier Broad Market Index (BMI), which tracks performance of relatively small and illiquid frontier market stocks, had a +18.57% total return for the same period.2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as many frontier and emerging market economies expanded and many developed market economies continued to recover.

Vietnam’s gross domestic product (GDP) grew 6.2% in 2016, but moderated to a 5.1% growth rate in 2017’s first quarter over the prior-year period, resulting from generally weak industrial activity and slower exports.3 The manufacturing sector contracted in the first quarter due to lower crude oil extraction and smartphone supply chain disruptions. However, domestic demand remained relatively stable and foreign direct investment inflows increased. The government accelerated its divestment of state-owned enterprises in early 2017, which contributed to a budget surplus in February. In this

1. Source: Morningstar.
2. Source: Copyright © 2017, S&P Dow Jones Indices LLC. All rights reserved.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: General Statistics Office of Vietnam.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

franklintempleton.com

Annual Report

3

TEMPLETON FRONTIER MARKETS FUND

environment, Vietnamese stocks delivered solid gains for the 12-month period.

Argentina recovered from recession as GDP grew 0.1% in 2016’s third quarter and 0.5% in the fourth quarter, on a sequential basis, as robust export growth helped offset a decline in private consumption.4 Economic activity showed signs of improvement in 2017’s first quarter, as auto sales grew significantly. The country returned to the bond market in April 2016, after settling a 2001 sovereign bond default with foreign bondholders. The Central Bank of Argentina aggressively cut its benchmark interest rate to stimulate the economy, and the government implemented policies to reduce inflation and improve investor confidence. A potential upgrade from the MSCI Frontier Markets Index to the MSCI Emerging Markets Index also supported investor sentiment. In this environment, Argentinian stocks delivered strong returns for the 12-month period.

Saudi Arabia’s GDP expanded 1.2% in 2016’s fourth quarter over the prior-year period, higher than the third quarter’s 0.9% growth rate, as the oil sector grew faster and the non-oil sector recovered.5 The annual inflation rate fell in January for the first time in 12 years, caused largely by low prices for imported food and beverages resulting from the strength of the Saudi riyal, which is pegged to the U.S. dollar, against other emerging market currencies. Although low oil prices led the country to issue bonds on the international market in March, its fiscal position remained relatively strong. Overall, Saudi stocks delivered robust returns for the 12-month period.

Nigeria’s 2016 GDP contracted at a -1.5% rate, resulting from weaker consumption demand, low oil production, pipeline vandalism, reduced foreign reserves, a weaker currency and lower electricity generation.6 However, on a sequential basis, GDP rose 9.0% in 2016’s third quarter and 4.1% in the fourth quarter, compared to contractions in 2016’s first and second quarters.6 The Nigerian naira plunged in June 2016 after the Central Bank of Nigeria (CBN) abandoned the currency’s peg to the U.S. dollar, leading the CBN to raise its benchmark interest rate in July. However, the CBN left the rate unchanged through period-end as 2016 GDP contracted and the inflation rate remained above its target. In March, the government published an economic reform plan as it sought to obtain a loan from the World Bank. Nigerian stocks delivered strong gains in

4. Source: National Institute of Statistics and Censuses, Argentina.
5. Source: Saudi Arabian Central Department of Statistics.
6. Source: National Bureau of Statistics, Nigeria.

Top 10 Countries
3/31/17
% of Total
Net Assets
Vietnam	14.9%
Argentina	12.2%
Pakistan	9.4%
Kuwait	8.4%
Saudi Arabia	7.4%
Kenya	6.8%
Sri Lanka	4.9%
Nigeria	4.4%
Zimbabwe	3.9%
Senegal	3.9%

local terms for the 12-month period, but the naira’s weakness led to a significant decline in U.S. dollar terms.

Frontier market stocks rose during the 12 months under review, despite periods of volatility due to investor concerns about global economic growth, geopolitical tensions in certain regions, the timing of the U.S. Federal Reserve’s (Fed’s) interest rate increases, a strong U.S. dollar and the possibility of protectionist policies from a new U.S. presidential administration. However, encouraging global economic reports and the agreement between the Organization of the Petroleum Exporting Countries (OPEC) and certain non-OPEC oil producers to curb oil production supported investor sentiment. Further boosting stocks were optimism about President Donald Trump’s pro-growth policies and subsiding concerns about potential U.S. trade restrictions. Additionally, many investors viewed the Fed’s interest rate increases in December 2016 and March 2017 as indicative of an improving U.S. economy, which could benefit frontier markets. In this environment, frontier market stocks, as measured by the MSCI Frontier Markets Index, generated a +13.35% total return for the 12 months ended March 31, 2017.1

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis

4 Annual Report

franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND

considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included investments in DHG Pharmaceutical, United Bank and Indus Motors.

DHG Pharmaceutical, Vietnam’s largest local pharmaceutical company, reported above-consensus growth in 2016 revenues and earnings. Solid performance of major brands and tax allowances for a new factory supported the company’s earnings. The announcement of Japan’s Taisho Pharmaceutical’s purchase of a significant stake in DHG Pharmaceutical and market expectations for further mergers-and-acquisitions activity and an increase in foreign-ownership limit further drove interest in DHG’s stock.

Pakistan was among the top-performing markets during the 12-month period, driven by political and economic stability, higher oil prices, Chinese investment and support from the International Monetary Fund. MSCI’s decision to upgrade Pakistan from the MSCI Frontier Markets Index to the MSCI Emerging Markets Index effective in May 2017 further boosted the country’s stocks.

United Bank, one of Pakistan’s biggest banks, is a potential beneficiary of the anticipated increase in domestic lending to projects related to the China-Pakistan Economic Corridor. United Bank reported growth in 2016 earnings, performing better than its domestic peers.

Indus Motors manufactures and distributes Toyota and Daihatsu passenger cars and light commercial vehicles in Pakistan. Automobile sales in Pakistan have been supported by a low interest-rate environment, growing consumer spending and solid GDP growth. Indus Motors’ fourth-quarter 2016 earnings, driven by stronger profit margins, exceeded market expectations.

In contrast, key detractors from the Fund’s absolute performance included positions in Global Telecom Holding, Commercial International Bank and East African Breweries.

The MSCI Egypt Index nearly doubled in local currency terms during the 12 months under review, but the Central Bank of Egypt’s decision to float the Egyptian pound resulted in roughly halving the currency’s value against the U.S. Dollar, leading the index to decline in U.S. dollar terms.

Top 10 Holdings
3/31/17
Company	% of Total
Sector/Industry, Country	Net Assets
DHG Pharmaceutical JSC	5.4%
Pharmaceuticals, Vietnam
United Bank Ltd.	4.3%
Banks, Pakistan
Delta Corp. Ltd.	3.9%
Beverages, Zimbabwe
Sonatel	3.9%
Diversified Telecommunication Services, Senegal
Binh Minh Plastics JSC	3.7%
Building Products, Vietnam
Aramex PJSC	3.6%
Air Freight & Logistics, United Arab Emirates
East African Breweries Ltd.	3.5%
Beverages, Kenya
KCB Group Ltd.	3.4%
Banks, Kenya
Habib Bank Ltd.	3.3%
Banks, Pakistan
Vietnam Dairy Products JSC	3.2%
Food Products, Vietnam

Global Telecom Holding is a leading Egypt-based telecommunication services provider with operations across a number of countries, including Pakistan, Bangladesh and Algeria. The company’s brands include Djezzy and Mobilink. Global Telecom’s share price was strong through much of 2016, but it declined in U.S. dollar terms in late 2016 as the Egyptian pound’s value fell. However, the company’s fourth-quarter 2016 results produced a net profit, aided by foreign exchange gains.

Commercial International Bank is one of Egypt’s largest private commercial banks. The company reported an increase in net income in the final quarter of 2016 compared to a year earlier, supported by a higher trading income, particularly foreign exchange trading. We added its stock to the Fund’s portfolio earlier in the period, but we closed our position due to concerns about worsening asset quality, partially due to the Egyptian pound’s devaluation.

East African Breweries, East Africa’s major branded alcohol beverage company, has a wide range of local and international beer and spirit brands. The company also has the largest market share of the region’s beer industry. The second half of 2016 was a tough period for the company due to Kenya’s significant increase in excise tax on bottled beer, which substantially impacted sales. However, in spite of the tough pricing environment, the spirits segment continued to do well and

franklintempleton.com

Annual Report

5

TEMPLETON FRONTIER MARKETS FUND

company management’s cost-control measures improved operating margins. Investor concerns about the upcoming elections in Kenya, as well as the ongoing drought, further pressured the company’s stock price.

During the 12-month period, share redemptions led us to reduce the Fund’s investments across most markets and sectors. Geographically, we made some of the largest reductions in Vietnam, Saudi Arabia,7 Kuwait and the United Arab Emirates (UAE). We also undertook some sales in Romania, Pakistan and Nigeria to allow the Fund to focus on opportunities we considered to be more attractively valued within our investment universe. In sector terms, we reduced holdings largely in consumer staples, consumer discretionary, financials, telecommunication services and energy.8 Key sales included closing the Fund’s position in Kuwait Foods Americana, a fast-moving consumer goods company operating in the Middle East and North Africa region. We also reduced holdings in Aramex, a UAE-listed regional logistics and courier services provider, and OMV Petrom, an integrated European oil and gas company.

Conversely, our continued search for what we considered attractive investment opportunities in frontier markets led us to make some selective purchases. Key purchases included new investments in YPF Sociedad Anonima, Argentina’s key energy company; BBVA Banco Frances, one of Argentina’s largest banks; and Kuwait-listed Human Soft Holding, the biggest private tertiary education company in the Gulf Cooperation Council (Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and the UAE) region.

Thank you for your continued participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.
8. The consumer staples sector comprises beverages and food products in the SOI. The consumer discretionary sector comprises automobiles; diversified consumer services;
and hotels, restaurants and leisure in the SOI. The financials sector comprises banks and diversified financial services in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

6 Annual Report franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND

Performance Summary as of March 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
1-Year	+16.62%	+9.93%
5-Year	-3.47%	-1.87%
Since Inception (10/14/08)	+50.04%	+4.18%
Advisor
1-Year	+16.85%	+16.85%
5-Year	-2.27%	-0.46%
Since Inception (10/14/08)	+53.36%	+5.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com

Annual Report

7

TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

8 Annual Report

franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

Distributions (4/1/16–3/31/17)
	Net Investment
Share Class	Income
A	$0.0674
R	$0.0474
R6	$0.1271
Advisor	$0.0751

Total Annual Operating Expenses[6]
Share Class	With Waiver	Without Waiver
A	2.05%	2.15%
Advisor	1.80%	1.90%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets.
To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 7/31/17. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets.
5. Copyright © 2017, S&P Dow Jones Indices LLC. All rights reserved. The S&P Frontier BMI is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of relatively small and illiquid frontier market securities. Due to data availability, performance for the S&P Frontier BMI is shown starting 11/1/08 using the
Fund’s value on that date.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report 9

TEMPLETON FRONTIER MARKETS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/16	Value 3/31/17	10/1/16–3/31/17[1,2]	Value 3/31/17	10/1/16–3/31/17[1,2]	Ratio[2]
A	$1,000	$1,076.40	$9.21	$1,016.06	$8.95	1.78%
C	$1,000	$1,072.80	$13.07	$1,012.32	$12.69	2.53%
R	$1,000	$1,075.90	$10.56	$1,014.76	$10.25	2.04%
R6	$1,000	$1,078.40	$8.03	$1,017.20	$7.80	1.55%
Advisor	$1,000	$1,077.80	$7.98	$1,017.25	$7.75	1.54%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10 Annual Report

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Frontier Markets Fund
		Year Ended March 31,
	2017	2016	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.19	$13.47	$18.10	$16.94	$14.79
Income from investment operations[a]:
Net investment income[b]	0.23	0.27	0.37	0.42	0.27
Net realized and unrealized gains (losses)	1.46	(2.77)	(3.89)	1.21	2.07
Total from investment operations	1.69	(2.50)	(3.52)	1.63	2.34
Less distributions from:
Net investment income	(0.07)	(0.78)	(0.55)	(0.32)	(0.19)
Net realized gains	—	—	(0.56)	(0.15)	—
Total distributions	(0.07)	(0.78)	(1.11)	(0.47)	(0.19)
Net asset value, end of year.	$11.81	$10.19	$13.47	$18.10	$16.94

Total return[c]	16.62%	(18.75)%	(19.91)%	9.60%	16.06%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.08%	2.15%	1.98%	1.99%	2.10%
Expenses net of waiver and payments by affiliates	1.98%	2.15%[d]	1.98%[d]	1.99%[d]	2.10%
Net investment income	2.07%	2.24%	2.09%	2.28%	1.55%

Supplemental data
Net assets, end of year (000’s)	$50,737	$58,720	$148,693	$248,218	$197,288
Portfolio turnover rate	29.11%	19.12%	19.14%	12.65%	5.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 11

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2017	2016	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.05	$13.27	$17.82	$16.71	$14.60
Income from investment operations[a]:
Net investment income[b]	0.15	0.18	0.23	0.26	0.16
Net realized and unrealized gains (losses)	1.43	(2.72)	(3.81)	1.21	2.04
Total from investment operations	1.58	(2.54)	(3.58)	1.47	2.20
Less distributions from:
Net investment income	—	(0.68)	(0.41)	(0.21)	(0.09)
Net realized gains	—	—	(0.56)	(0.15)	—
Total distributions	—	(0.68)	(0.97)	(0.36)	(0.09)
Net asset value, end of year.	$11.63	$10.05	$13.27	$17.82	$16.71

Total return[c]	15.82%	(19.32)%	(20.53)%	8.78%	15.25%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.83%	2.88%	2.74%	2.74%	2.80%
Expenses net of waiver and payments by affiliates	2.73%	2.88%[d]	2.74%[d]	2.74%[d]	2.80%
Net investment income	1.32%	1.51%	1.33%	1.53%	0.85%

Supplemental data
Net assets, end of year (000’s)	$20,188	$22,466	$37,770	$60,182	$44,086
Portfolio turnover rate	29.11%	19.12%	19.14%	12.65%	5.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2017	2016	2015	2014	2013
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.13	$13.40	$18.03	$16.88	$14.74
Income from investment operations[a]:
Net investment income[b]	0.19	0.27	0.28	0.35	0.23
Net realized and unrealized gains (losses)	1.46	(2.78)	(3.84)	1.23	2.07
Total from investment operations	1.65	(2.51)	(3.56)	1.58	2.30
Less distributions from:
Net investment income	(0.05)	(0.76)	(0.51)	(0.28)	(0.16)
Net realized gains	—	—	(0.56)	(0.15)	—
Total distributions	(0.05)	(0.76)	(1.07)	(0.43)	(0.16)
Net asset value, end of year.	$11.73	$10.13	$13.40	$18.03	$16.88

Total return	16.41%	(18.89)%	(20.17)%	9.30%	15.91%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.34%	2.40%	2.24%	2.24%	2.30%
Expenses net of waiver and payments by affiliates	2.24%	2.40%[c]	2.24%[c]	2.24%[c]	2.30%
Net investment income	1.81%	2.00%	1.83%	2.03%	1.35%

Supplemental data
Net assets, end of year (000’s)	$129	$118	$302	$388	$307
Portfolio turnover rate	29.11%	19.12%	19.14%	12.65%	5.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2017	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.21	$13.51	$18.18	$17.11
Income from investment operations[b]:
Net investment income[c]	0.23	0.30	0.40	0.36
Net realized and unrealized gains (losses)	1.50	(2.75)	(3.88)	1.24
Total from investment operations	1.73	(2.45)	(3.48)	1.60
Less distributions from:
Net investment income.	(0.13)	(0.85)	(0.63)	(0.38)
Net realized gains	—	—	(0.56)	(0.15)
Total distributions	(0.13)	(0.85)	(1.19)	(0.53)
Net asset value, end of year	$11.81	$10.21	$13.51	$18.18

Total return[d]	17.13%	(18.29)%	(19.63)%	9.41%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.71%	1.65%	1.60%	1.61%
Expenses net of waiver and payments by affiliates	1.61%	1.65%[f]	1.60%[f]	1.61%[f]
Net investment income	2.44%	2.74%	2.47%	2.66%

Supplemental data
Net assets, end of year (000’s)	$4,898	$62,640	$139,104	$161,459
Portfolio turnover rate	29.11%	19.12%	19.14%	12.65%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2017	2016	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.22	$13.51	$18.18	$17.01	$14.84
Income from investment operations[a]:
Net investment income[b]	0.27	0.34	0.41	0.45	0.28
Net realized and unrealized gains (losses)	1.45	(2.82)	(3.92)	1.23	2.12
Total from investment operations	1.72	(2.48)	(3.51)	1.68	2.40
Less distributions from:
Net investment income	(0.08)	(0.81)	(0.60)	(0.36)	(0.23)
Net realized gains	—	—	(0.56)	(0.15)	—
Total distributions	(0.08)	(0.81)	(1.16)	(0.51)	(0.23)
Net asset value, end of year.	$11.86	$10.22	$13.51	$18.18	$17.01

Total return	16.85%	(18.53)%	(19.78)%	9.90%	16.44%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.84%	1.90%	1.74%	1.74%	1.80%
Expenses net of waiver and payments by affiliates	1.74%	1.90%[c]	1.74%[c]	1.74%[c]	1.80%
Net investment income	2.31%	2.49%	2.33%	2.53%	1.85%

Supplemental data
Net assets, end of year (000’s)	$54,164	$79,380	$523,037	$1,037,057	$846,037
Portfolio turnover rate	29.11%	19.12%	19.14%	12.65%	5.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2017
Templeton Frontier Markets Fund
	Industry	Shares	Value

Common Stocks 85.5%
Argentina 12.2%
Banco Macro SA, ADR	Banks	44,122	$3,825,377
BBVA Banco Frances SA, ADR	Banks	119,901	2,208,577
Grupo Financiero Galicia SA, ADR.	Banks	62,531	2,367,424
Telecom Argentina SA, B, ADR	Diversified Telecommunication Services	175,895	3,903,110
YPF Sociedad Anonima, D, ADR	Oil, Gas & Consumable Fuels	147,500	3,581,300
			15,885,788
Bangladesh 3.3%
Beximco Pharmaceuticals Ltd	Pharmaceuticals	165,436	227,243
Brac Bank Ltd	Banks	2,980,427	3,221,682
Islami Bank Bangladesh Ltd	Banks	1,740,800	884,491
			4,333,416
Cambodia 0.5%
NagaCorp Ltd	Hotels, Restaurants & Leisure	1,081,611	616,548
Egypt 3.5%
Egyptian International Pharmaceuticals EIPICO	Pharmaceuticals	579,818	3,405,347
[a] Global Telecom Holding SAE	Wireless Telecommunication Services	3,240,465	1,202,832
			4,608,179
Kenya 6.8%
East African Breweries Ltd	Beverages	2,040,600	4,512,675
KCB Group Ltd	Banks	13,203,868	4,386,348
			8,899,023
Kuwait 8.4%
Human Soft Holding Co. KSC	Diversified Consumer Services	264,502	2,636,348
Mezzan Holding Co	Food Products	8,174	27,336
Mobile Telecommunications Co. KSC	Wireless Telecommunication Services	2,293,572	3,421,558
National Bank of Kuwait SAKP	Banks	1,850,487	4,004,333
[a,b] National Gulf Holding	Diversified Financial Services	2,103,637	803,679
			10,893,254
Nigeria 4.4%
Guaranty Trust Bank PLC	Banks	22,900,586	1,822,532
Nigerian Breweries PLC	Beverages	5,019,986	2,037,677
UAC of Nigeria PLC	Food Products	15,717,827	685,732
Zenith Bank PLC	Banks	27,056,062	1,214,982
			5,760,923
Oman 1.9%
Bank Muscat SAOG	Banks	2,448,474	2,442,273
Pakistan 9.4%
Habib Bank Ltd	Banks	1,665,900	4,289,077
Indus Motor Co. Ltd	Automobiles	149,554	2,276,459
United Bank Ltd	Banks	2,572,800	5,643,719
			12,209,255
Philippines 0.5%
DMCI Holdings Inc	Industrial Conglomerates	2,799,700	635,858
Romania 2.3%
Banca Transilvania	Banks	1,622,024	1,010,690
[a,b,c] OMV Petrom SA	Oil, Gas & Consumable Fuels	27,141,297	1,923,246
			2,933,936

16 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Frontier Markets Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
Senegal 3.9%
Sonatel	Diversified Telecommunication Services	123,512	$5,022,038
Sri Lanka 4.9%
Commercial Bank of Ceylon PLC	Banks	1,459,155	1,266,078
Hatton National Bank PLC.	Banks	2,280,578	3,244,775
Hemas Holdings PLC	Industrial Conglomerates	2,629,595	1,897,913
			6,408,766
Ukraine 1.1%
[d] MHP SA, GDR, Reg S	Food Products	148,647	1,434,444
United Arab Emirates 3.6%
Aramex PJSC	Air Freight & Logistics	3,477,593	4,686,911
Vietnam 14.9%
Binh Minh Plastics JSC	Building Products	530,982	4,799,956
[c] DHG Pharmaceutical JSC	Pharmaceuticals	1,155,499	7,027,953
Hoa Phat Group JSC	Metals & Mining	726,226	975,003
Imexpharm Pharmaceutical JSC	Pharmaceuticals	487,217	1,430,283
Vietnam Container Shipping JSC	Marine	383,130	973,189
Vietnam Dairy Products JSC	Food Products	658,487	4,146,833
			19,353,217
Zimbabwe 3.9%
Delta Corp. Ltd	Beverages	5,908,770	5,081,542
Total Common Stocks (Cost $90,333,405)			111,205,371

[e] Participatory Notes 7.4%
Saudi Arabia 7.4%
[f] Deutsche Bank AG/London, Savola Al-Azizia United Co.,
144A, 8/06/20	Food Products	85,993	942,421
[f] HSBC Bank PLC,
Mouwasat Medical Services Co., 144A, 3/05/18	Health Care Providers & Services	45,348	1,723,109
Samba Financial Group, 144A, 6/29/17	Banks	372,767	2,122,145
[f] Merrill Lynch International & Co. CV, Saudi Dairy &
Foodstuff Co., 144A, 4/02/18	Food Products	86,969	3,066,902
[f] Morgan Stanley BV,
Saudi British Bank, 144A, 9/08/17	Banks	130,910	790,644
Savola Al-Azizia United Co., 144A, 8/21/17	Food Products	92,035	1,008,636
Total Participatory Notes
(Cost $9,231,478)			9,653,857
Total Investments before Short Term
Investments (Cost $99,564,883)			120,859,228

Short Term Investments (Cost $3,905,877) 3.0%
Money Market Funds 3.0%
United States 3.0%
[g,h] Institutional Fiduciary Trust Money Market Portfolio, 0.32% .		3,905,877	3,905,877
Total Investments (Cost $103,470,760)
95.9%.			124,765,105
Other Assets, less Liabilities 4.1%			5,350,638
Net Assets 100.0%.			$130,115,743

franklintempleton.com

Annual Report

17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Frontier Markets Fund (continued)

See Abbreviations on page 31.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2017, the aggregate value of these securities was $2,726,925, representing 2.1% of net assets.
cAt March 31, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
eSee Note 1(d) regarding Participatory Notes.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
gSee Note 3(f) regarding investments in affiliated management investment companies.
hThe rate shown is the annualized seven-day yield at period end.

18 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2017

Templeton Frontier Markets Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$99,564,883
Cost - Non-controlled affiliates (Note 3f)	3,905,877
Total cost of investments	$103,470,760
Value - Unaffiliated issuers	$120,859,228
Value - Non-controlled affiliates (Note 3f)	3,905,877
Total value of investments	124,765,105
Restricted foreign currency, at value (cost $6,700,145)	6,599,037
Receivables:
Capital shares sold	28,461
Dividends	1,537,685
Other assets	164
Total assets	132,930,452
Liabilities:
Payables:
Capital shares redeemed.	76,258
Management fees.	145,655
Distribution fees	51,090
Transfer agent fees	41,961
Deferred tax	2,372,680
Accrued expenses and other liabilities	127,065
Total liabilities	2,814,709
Net assets, at value	$130,115,743
Net assets consist of:
Paid-in capital	$403,916,219
Distributions in excess of net investment income	(476,115)
Net unrealized appreciation (depreciation)	18,700,812
Accumulated net realized gain (loss)	(292,025,173)
Net assets, at value	$130,115,743

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2017

Templeton Frontier Markets Fund

Class A:
Net assets, at value	$50,737,101
Shares outstanding	4,296,370
Net asset value per share[a]	$11.81
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.53
Class C:
Net assets, at value	$20,187,983
Shares outstanding	1,735,201
Net asset value and maximum offering price per share[a]	$11.63
Class R:
Net assets, at value	$128,733
Shares outstanding	10,972
Net asset value and maximum offering price per share	$11.73
Class R6:
Net assets, at value	$4,898,158
Shares outstanding	414,600
Net asset value and maximum offering price per share	$11.81
Advisor Class:
Net assets, at value	$54,163,768
Shares outstanding	4,566,471
Net asset value and maximum offering price per share	$11.86

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2017

Templeton Frontier Markets Fund

Investment income:
Dividends: (net of foreign taxes of $705,808)
Unaffiliated issuers	$7,825,230
Non-controlled affiliates (Note 3f)	1,752
Total investment income	7,826,982
Expenses:
Management fees (Note 3a)	2,809,204
Distribution fees: (Note 3c)
Class A	135,086
Class C	214,096
Class R	643
Transfer agent fees: (Note 3e)
Class A	73,946
Class C	28,593
Class R	171
Class R6	142
Advisor Class	88,123
Custodian fees (Note 4)	260,749
Reports to shareholders	35,328
Registration and filing fees	87,434
Professional fees	89,890
Trustees’ fees and expenses	11,901
Other	20,823
Total expenses	3,856,129
Expense reductions (Note 4)	(126)
Expenses waived/paid by affiliates (Note 3f and 3g)	(203,013)
Net expenses	3,652,990
Net investment income.	4,173,992
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $214,818)	(14,424,487)
Foreign currency transactions	(2,226,833)
Net realized gain (loss)	(16,651,320)
Net change in unrealized appreciation (depreciation) on:
Investments	40,738,586
Translation of other assets and liabilities
denominated in foreign currencies.	(121,251)
Change in deferred taxes on unrealized appreciation	(150,570)
Net change in unrealized appreciation (depreciation)	40,466,765
Net realized and unrealized gain (loss)	23,815,445
Net increase (decrease) in net assets resulting from operations	$27,989,437

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Frontier Markets Fund

	Year Ended March 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income.	$4,173,992	$13,895,607
Net realized gain (loss)	(16,651,320)	(183,449,061)
Net change in unrealized appreciation (depreciation)	40,466,765	56,031,023
Net increase (decrease) in net assets resulting from operations	27,989,437	(113,522,431)
Distributions to shareholders from:
Net investment income:
Class A	(335,961)	(6,050,613)
Class C	—	(1,593,511)
Class R	(561)	(9,520)
Class R6	(623,678)	(7,897,925)
Advisor Class	(411,436)	(16,520,638)
Total distributions to shareholders	(1,371,636)	(32,072,207)
Capital share transactions: (Note 2)
Class A	(15,967,017)	(61,375,817)
Class C	(5,376,370)	(7,456,617)
Class R	(8,467)	(162,628)
Class R6	(63,834,092)	(42,115,640)
Advisor Class	(34,640,098)	(368,876,208)
Total capital share transactions	(119,826,044)	(479,986,910)
Net increase (decrease) in net assets	(93,208,243)	(625,581,548)
Net assets:
Beginning of year	223,323,986	848,905,534
End of year	$130,115,743	$223,323,986
Distributions in excess of net investment income included in net assets:
End of year	$(476,115)	$(3,604,416)

22 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Frontier Markets Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors with limited exceptions effective at the close of market June 28, 2013. On February 28, 2017, the Trust’s Board of Trustees (the Board) approved the reopening of the Fund to new investors effective May 31, 2017.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of

franklintempleton.com

Annual Report

23

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Restricted Foreign Currency

At March 31, 2017, the Fund held foreign currencies in certain markets in which the ability to repatriate into U.S. dollars may be limited; however, reinvestment in those markets is not restricted.

d. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

24 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

2. Shares of Beneficial Interest

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

At March 31, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
		2017		2016
	Shares	Amount	Shares		Amount
Class A Shares:
Shares sold	358,479	$3,890,215	1,140,504		$14,006,521
Shares issued in reinvestment of distributions	29,439	317,868	550,974		5,785,225
Shares redeemed	(1,853,385)	(20,175,100)	(6,971,713)		(81,167,563)
Net increase (decrease)	(1,465,467)	$(15,967,017)	(5,280,235)		$(61,375,817)

franklintempleton.com

Annual Report

25

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

2. Shares of Beneficial Interest (continued)

		Year Ended March 31,
		2017		2016
	Shares	Amount	Shares		Amount
Class C Shares:
Shares sold	86,969	$931,579	209,990		$2,379,268
Shares issued in reinvestment of distributions	—	—	144,147		1,496,245
Shares redeemed	(586,495)	(6,307,949)	(965,975)		(11,332,130)
Net increase (decrease)	(499,526)	$(5,376,370)	(611,838)		$(7,456,617)
Class R Shares:
Shares sold	910	$9,879	5,488		$65,013
Shares issued in reinvestment of distributions	52	561	912		9,520
Shares redeemed	(1,676)	(18,907)	(17,219)		(237,161)
Net increase (decrease)	(714)	$(8,467)	(10,819)		$(162,628)
Class R6 Shares:
Shares sold	276,381	$2,979,940	498,603		$6,026,008
Shares issued in reinvestment of distributions	53,023	572,810	724,298		7,605,137
Shares redeemed	(6,047,602)	(67,386,842)	(5,384,710)		(55,746,785)
Net increase (decrease)	(5,718,198)	$(63,834,092)	(4,161,809)		$(42,115,640)
Advisor Class Shares:
Shares sold	812,285	$8,902,044	9,656,228	$121,506,571
Shares issued in reinvestment of distributions	28,625	310,287	1,287,739		13,547,019
Shares redeemed	(4,044,314)	(43,852,429)	(41,883,967)		(503,929,798)
Net increase (decrease)	(3,203,404)	$(34,640,098)	(30,940,000)	$(368,876,208)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

26 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

Effective April 1, 2017, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $500 million
1.400%	Over $500 million, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

For the year ended March 31, 2017, the effective investment management fee rate was 1.450% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

franklintempleton.com

Annual Report

27

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

3.	Transactions with Affiliates (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$4,717
CDSC retained	$511

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2017, the Fund paid transfer agent fees of $190,975, of which $143,714 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio,0.32%	—	97,102,057	(93,196,180)	3,905,877	$3,905,877	$1,752	$–	–%[a]

[a]Rounds to less than 0.1%

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to limit the investment management fees to 1.35% of the average daily net assets of the Fund until July 31, 2017.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2017. There were no Class R6 transfer agent fees waived during the year ended March 31, 2017.

28 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$33,243,619
Long term	255,318,227
Total capital loss carryforwards	$288,561,846

The tax character of distributions paid during the years ended March 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income.	$1,371,636	$32,072,207

At March 31, 2017, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$107,435,013

Unrealized appreciation	$30,407,685
Unrealized depreciation	(13,077,593)
Net unrealized appreciation (depreciation)	$17,330,092
Distributable earnings - undistributed ordinary income .	$371,861

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2017, aggregated $52,272,092 and $162,809,395 respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities, or may have restrictions or delays in repatriation into U.S. dollars.

franklintempleton.com

Annual Report

29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Diversified Financial Services	$—	$—	$803,679	$803,679
All Other Equity Investments[b]	110,401,692	—	—	110,401,692
Participatory Notes	—	9,653,857	—	9,653,857
Short Term Investments	3,905,877	—	—	3,905,877
Total Investments in Securities	$114,307,569	$9,653,857	$803,679	$124,765,105

aIncludes common stocks.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

30 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

franklintempleton.com

Annual Report

31

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Frontier Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Frontier Markets Fund (the "Fund") as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2017

32 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Frontier Markets Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,271,195 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Funds hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 8, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.1183	$0.9575	$0.2070
Class C	$0.1183	$0.8717	$0.1884
Class R	$0.1183	$0.9845	$0.2127
Class R6	$0.1183	$1.0630	$0.2298
Advisor Class	$0.1183	$0.9269	$0.2004

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com

Annual Report

33

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)		Trustee	Since 1994	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street					(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)		Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street					finance company) (2010-present),
Fort Lauderdale, FL 33301-1923					United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)		Lead	Trustee	142	Hess Corporation (exploration and
300 S.E. 2nd Street		Independent	since 1996		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923		Trustee	and Lead		Canadian National Railway (railroad)
			Independent		(2001-present), White Mountains
			Trustee		Insurance Group, Ltd. (holding
			since 2007		company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present),
RTI International Metals, Inc.
(manufacture and distribution of
titanium (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)		Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street					financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)		Trustee	Since 2006	42	Hess Midstream Partners LP (oil and
300 S.E. 2nd Street					gas midstream infrastructure) (April
Fort Lauderdale, FL 33301-1923					2017	).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

34	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2006	142	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	142	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013
	Vice President	and Vice President
		since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

franklintempleton.com				Annual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)		Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)		President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay		Chief Executive
Nassau, Bahamas		Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)		Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		Executive
San Mateo, CA 94403-1906		Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)		Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway		– AML
San Mateo, CA 94403-1906		Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)		Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

36	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

franklintempleton.com				Annual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

38 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Frontier Markets Fund

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Templeton Global Investment Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management Ltd. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company

franklintempleton.com

Annual Report

39

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON FRONTIER MARKETS FUND
SHAREHOLDER INFORMATION

data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets funds. The Board noted that the Fund’s annualized total return for the one-, three-and five-year periods was below the median of its Performance Universe. Management explained that the Performance Universe was broad and not limited to funds investing in “frontier markets.” Management further explained that in the past year it had taken steps to restructure the Fund to ensure greater diversification and positioning in view of changes in frontier markets and that it was continuing to focus on enhancements to the Fund’s portfolio management team. Specifically, management reported that the Fund’s underperformance was due, in part, to an overweight exposure to Egypt, which was affected by the devaluation of the Egyptian Pound, as well as the energy sector, which was impacted by volatility in oil prices during 2016. Management further reported that the Fund’s exposure to these areas was selectively reduced. The Board acknowledged that the Manager proposed to reopen the Fund to new investments in early 2017. In light of these discussions and management’s continued attention to the Fund’s underperformance, the Board determined that additional time is needed to evaluate the effectiveness of management’s actions. In doing so, the Board noted that the Fund’s annualized total return for the one-year period, while below the median, exceeded 4.9%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group).

Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 15 other emerging markets funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were above the medians of its Expense Group. The Board noted that, effective March 1, 2016, management contractually agreed to waive the Management Rate so that it does not exceed 1.35%, and that the Fund had been closed to new investors since June 28, 2013. In light of these factors and the specialized focus on difficult to research frontier markets, the Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

40 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON FRONTIER MARKETS FUND
SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. In response to Board discussions, the Manager agreed to lower the initial Management Rate fee breakpoint effective April 1, 2017. In light of this change, the Board concluded that the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

41

096 P2 04/17

SUPPLEMENT DATED APRIL 12, 2017

TO THE PROSPECTUS DATED AUGUST 1, 2016 OF

TEMPLETON FRONTIER MARKETS FUND

(a series of Templeton Global Investment Trust)

The Prospectus is amended as follows:

I. Effective May 31, 2017, the Templeton Frontier Markets Fund will open to new investors; accordingly, as of May 31, 2017 the first paragraph in the “Fund Summary” section on page 2 is replaced with the following:

The Fund will reopen to new investors on May 31, 2017. Through May 30, 2017, the Fund is closed to all new investors with the exception of: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of business on June 28, 2013, (2) participants in the Franklin Templeton 401(k) Retirement Plan, (3) funds within Franklin Fund Allocator Series for which the Fund is an approved underlying fund, and (4) participants in any 401(k) plan that is already a shareholder of the Fund. If you are an existing investor in the Fund through that date, you can continue to invest through exchanges and additional purchases. Re-registration of accounts held by existing investors, if required for legal transfer or administration reasons, will be allowed. The Fund reserves the right to modify this policy at any time.

II. Effective May 31, 2017, the secondary index for the Templeton Frontier Markets Fund will change from the S&P Frontier BMI Index to the MSCI Frontier Emerging Markets Select Countries Capped Index. The following paragraphs will be added as the third and fourth paragraphs under the heading “Fund Summary – Performance” on page 8:

The MSCI Frontier Emerging Markets Select Countries Capped Index (MSCI FEMI Select Countries Capped), will be the Fund’s secondary index effective on May 31, 2017. The MSCI FEMI Select Countries Capped was developed by MSCI for the Fund’s investment manager and represents a capped version of the MSCI Frontier Emerging Markets Index (MSCI FEMI). MSCI applies caps on the exposure of the MSCI FEMI to emerging market and frontier market countries to create the MSCI FEMI Select Countries Capped so that the index reflects predominantly frontier market countries. The secondary index is included in the table below because the investment manager believes the composition of the MSCI FEMI Select Countries Capped more accurately reflects the Fund’s holdings.

No one index is representative of the Fund’s portfolio.

III. In addition, the following is added as the last row of the “Fund Summary – Performance – Average Annual Total Returns” table on page 10:

				Since Inception
	1	Year	5 Years	10/14/2008

MSCI Frontier Emerging Markets Select Countries Capped Index (index reflects
no deduction for fees, expenses or taxes)	-15.51%		0.38%	1.98%

IV. Effective May 31, 2017, the Fund will open to new investors; accordingly, the first paragraph in the “Fund Details” section on page 12, is replaced with the following:

The Fund will reopen to new investors on May 31, 2017. Through May 30, 2017, the Fund is closed to all new investors with the exception of: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of business on June 28, 2013, (2) participants in the Franklin Templeton 401(k) Retirement Plan, (3) funds within Franklin Fund Allocator Series for which the Fund is an approved underlying fund, and (4) participants in any 401(k) plan that is already a shareholder of the Fund. If you are an existing investor in the Fund through that date, you can continue to invest through exchanges and additional purchases. Re-registration of accounts held by existing investors, if required for legal transfer or administration reasons, will be allowed. The Fund reserves the right to modify this policy at any time.

V. Effective May 31, 2017, the Fund will open to new investors; accordingly, as of May 31, 2017 the first paragraph in the “Buying Shares” section on page 42, will be replaced with the following:

Because of the nature of securities of frontier market companies, the Fund may periodically close to new investors to ensure orderly investment of cash proceeds in portfolio securities. Through May 30, 2017, the Fund was closed to new investors. Please see the first page of the “Fund Details” section for further information.

Please keep this supplement with your prospectus for reference.

This page intentionally left blank.

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton Frontier Markets Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	096 A 05/17

1	Annual Report

Annual Report

Templeton Dynamic Equity Fund

This annual report for Templeton Dynamic Equity Fund covers the period since the Fund’s inception on May 2, 2016 through March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks risk-adjusted total return over the longer term. Under normal market conditions, the Fund seeks to achieve its investment goal by investing its assets in a global equity portfolio, while managing sector exposure by monitoring its allocation to various sectors compared to its benchmark, the MSCI All Country World Index (ACWI), and adjusting its overall exposure to certain sectors through long and short positions in various sector-focused exchange-traded funds (ETFs). Additionally, the Fund may hedge its exposure to the overall global equity market through a combination of cash, ETFs and equity index futures. The Fund’s global equity portfolio consists primarily of equity securities of companies located anywhere in the world, including developing markets. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities and investments that provide exposure to equity securities. For purposes of this 80% policy, equity securities include, but are not limited to: common stock, preferred stock, convertible securities, depositary receipts, ETFs and certain derivative instruments. The Fund may invest in companies of any size, including small and medium capitalization companies.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific priceonafuturedate.

Performance Overview

For the period since the Fund’s inception on May 2, 2016, the Fund’s Advisor Class shares delivered a +13.97% cumulative total return for the period under review. In comparison, the Fund’s benchmark, the MSCI ACWI, which measures stock performance in global developed and emerging markets, generated a +13.68% total return.1 You can find more of the Fund’s performance data in the Performance Summary on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The global economy grew moderately during the period under review. In this environment, global developed and emerging market stocks rose, as measured by the MSCI All Country World Index. Global markets were aided by accommodative monetary policies of various global central banks, improved industrial commodity prices, the finalization of Greece’s new debt deal, generally upbeat economic data across regions and investor optimism about U.S. President Donald Trump’s pro-growth policies. A deal by major oil producing countries in December to curb oil production also supported global equity markets.

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union

1. Source: MSCI, Inc.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 13.

Annual Report

2

TEMPLETON DYNAMIC EQUITY FUND

(also known as “Brexit”), President Trump’s protectionist policies and his executive order banning entry from some Muslim-majority countries. Other headwinds included uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates; the health of European banks; elections in Europe, particularly in France; and geopolitical tensions in certain regions.

The U.S. economy expanded during the period. The economy strengthened in 2016’s second and third quarter, but moderated in 2016’s fourth quarter and 2017’s first quarter as private inventory investment slowed and government spending declined. The manufacturing sector generally expanded and the services sector continued to grow. The unemployment rate decreased from 5.0% in April 2016 to 4.5% at period-end.2 Monthly retail sales were volatile, but grew during most of the review period. Inflation generally increased during the period, as measured by the Consumer Price Index. After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, at its December meeting the Fed increased its target range to 0.50%–0.75%, as policymakers noted an improved U.S. labor market and higher inflation. The Fed, at its March meeting, also made the widely anticipated increase in its target rate to 0.75%–1.00%.

In Europe, the U.K.’s economy grew at a faster rate in the fourth quarter of 2016 than in the third quarter, supported by growth in services. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, a cheaper euro that supported exports, low inflation and signs of sustained economic growth. The eurozone’s growth moderated in 2016’s second quarter, edged up in the third quarter, and held steady in the fourth quarter. After declining in the beginning of the review period, the eurozone’s annual inflation rate increased gradually to reach its highest levels in four years in February. However, the inflation rate eased sharply in March, led by slower growth in energy and food prices. In January, the ECB kept its key policy rates unchanged and retained its monthly asset purchases, indicating it could increase the program in size and duration if needed.

In Asia, Japan’s quarterly gross domestic product moderated in 2016’s third quarter, mainly due to a decline in private

2. Source: Bureau of Labor Statistics.

Top 10 Countries
3/31/17
% of Total
Net Assets
U.S.	44.2%
U.K.	7.6%
Netherlands	4.5%
Switzerland	4.1%
South Korea	3.9%
Japan	3.4%
Germany	3.4%
Denmark	3.2%
Thailand	3.1%
Hong Kong	2.9%

non-residential and public investments, and remained unchanged in the fourth quarter. In July, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the Bank of Japan (BOJ). The BOJ kept its interest rates unchanged toward period-end. However, it overhauled its monetary stimulus program in September to adjust Japanese government bond purchases, with the aim of keeping the 10-year rate for such bonds near 0%.

In emerging markets, Brazil’s economy continued to be in recession, and the country’s central bank cut its benchmark interest rate in October and November 2016 and in January and February 2017 to spur economic growth. Russia’s economy grew for the first time in two years in the fourth quarter compared to the same quarter in 2015 after economic contraction had eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September 2016 and in March 2017 to try to revive its economy. China’s economy grew at a stable rate in 2016’s second and third quarters. However, growth edged up in the fourth quarter driven by consumer spending and a property market supported by robust bank lending. The People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for some banks and devaluing the Chinese currency against the U.S. dollar. India’s GDP in 2016’s fourth quarter slowed compared to the previous quarter, although it exceeded consensus expectations. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

3	Annual Report

TEMPLETON DYNAMIC EQUITY FUND

Top 10 Holdings
3/31/17
Company	% of Total
Sector/Industry, Country	Net Assets
iShares MSCI ACWI ETF	5.0%
Diversified Financial Services, U.S.
iShares Global Consumer Staples ETF	4.0%
Diversified Financial Services, U.S.
Tiffany & Co.	3.1%
Specialty Retail, U.S.
Apple Inc.	3.0%
Technology Hardware, Storage & Peripherals, U.S.
Comcast Corp.	2.7%
Media, U.S.
Eli Lilly & Co.	2.7%
Pharmaceuticals, U.S.
American Express Co.	2.6%
Consumer Finance, U.S.
JPMorgan Chase & Co.	2.5%
Banks, U.S.
QIAGEN NV	2.5%
Life Sciences Tools & Services, Netherlands
Roche Holding AG	2.5%
Pharmaceuticals, Switzerland

Investment Strategy

In selecting equity securities eligible for the Fund’s global equity portfolio, we apply a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. After establishing a universe of potential investments, we generally apply a proprietary quantitative screen to assist in selecting the specific securities to buy or sell for the Fund.

We also monitor the Fund’s allocation to various sectors compared to the Fund’s benchmark, the MSCI ACWI, and adjust the Fund’s overall exposure to certain sectors by taking long (buying) or short (selling) positions on various sector-focused, passively managed ETFs. A long position in a sector-focused ETF would increase the Fund’s exposure to that particular sector, while a short position in a sector-focused ETF would decrease the Fund’s exposure to that sector. We use various technical and quantitative indicators for each sector to determine whether to increase or decrease the Fund’s exposure to specific sectors.

In addition to monitoring and adjusting the Fund’s exposure to specific sectors in the global equity market, we also monitor and adjust the Fund’s exposure to the overall global equity market. We use a model that studies various macroeconomic and market factors believed to have an impact on the global equity markets as a guide to determine when it is appropriate to hedge the global equity market. However, we make the ultimate decision on whether to hedge the Fund’s global equity market exposure based on our review of the market and the Fund’s current portfolio. When we determine that the Fund should increase its exposure to the global equity market, we will invest the Fund’s cash in one or more ETFs that provide global equity market exposure. When we expect global equity market returns to be negative and the Fund’s exposure should be decreased, we may use derivative instruments—specifically, selling equity index futures—to hedge the Fund’s exposure to overall global equity markets.

We may, from time to time, seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund by buying and selling (writing) exchange traded and over-the-counter equity put and call options on individual securities held in its portfolio in an amount up to 10% of its net assets. Additionally, we may, from time to time, seek to hedge (protect) against currency risks, using certain derivative instruments, including currency and cross currency forwards and currency futures contracts.

What is an option?
An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price.
The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the
underlying instrument should the option holder exercise that right.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

The Fund slightly outperformed its benchmark, the MSCI ACWI, from its inception on May 2, 2016, through March 31, 2017. Throughout the period, we maintained our stance of seeking undervalued companies, while focusing on a long-term investment horizon and maximizing risk-adjusted returns. This strategy has served us well and we remain confident that undervalued companies with strong prospects for fundamental recovery should offer superior performance.

Annual Report 4

TEMPLETON DYNAMIC EQUITY FUND

The Fund’s relative outperformance versus the benchmark can be attributed to stock selection in the consumer discretionary, consumer staples, health care, real estate, energy, utilities and telecommunication services sectors.3

The consumer discretionary sector was able to contribute to relative performance due to stock selection despite its underweighted allocation. Tiffany was the main contributor in the sector. Tiffany, the world’s second largest luxury jewelry brand, operates jewelry stores and manufactures products including leather goods, china, fragrances and accessories. During the period, its management was able to lower its cost base and the stock appreciated as investors focused on the company’s potential earnings recovery and projected sales growth. We remained underweighted to the sector as high valuations limited the availability of what we consider bargain stocks.

A relatively high allocation and stock selection enabled the consumer staples sector to outperform the benchmark. Household product companies such as Procter & Gamble (P&G) and beverage companies such as Kirin Holdings led performance in the sector. P&G is the world’s largest producer of personal care and household products, including laundry detergents, baby care and beauty products. P&G stock benefited from the restructuring actions of management as it streamlined its product offering, while emphasizing cost savings. Market valuation of the stock improved as investors expected to see improved earnings due to cost cuts. Although we believe sector valuations are at a premium, we were still able to find what we considered undervalued companies during the period. We remained overweighted to the sector at period-end.

The health care sector also benefited from stock selection and an overweighted allocation relative to the benchmark. Medical technology companies such as QIAGEN and pharmaceutical companies such as H. Lundbeck were the sector’s top contributors. QIAGEN is a leading molecular diagnostics company that offers a broad-based growth platform through the manufacture and distribution of its molecular technology products. Confidence in the company’s mid-term revenue and income growth prospects were reinforced by positive guidance as the stock rallied during mid- to late-2016. We remained overweighted to the sector during the period as we found multiple opportunities for specific stocks that we believe have the potential to exceed market expectations.

Our sole holding in the real estate sector is Swire Properties. Our holding outperformed the benchmark, while being relatively underweighted in terms of allocation. Swire Properties is the property arm of Swire Pacific and is a leading commercial property landlord in Hong Kong. It also engages in property development/trading and hotel ownership and management. Swire Properties benefited from high occupancy rates and strong demand from Chinese corporations during the period. However, at recent levels we see limited potential in the stock and remained underweighted in the sector.

In the energy sector, we employed the use of a short position in iShares Global Energy ETF to keep the sector weighting nearly in-line with the benchmark. Nevertheless, the performance of some select stocks led to the outperformance over the benchmark. In particular, oil and gas consumable fuel companies such as PTT Exploration & Production (PTTEP)4 and Galp Energia made substantial contributions. PTTEP is Thailand’s flagship national petroleum exploration and production company. PTTEP’s major shareholder PTT Public Company is a Thai government-controlled fully integrated oil, gas and petrochemical company. The stock outperformed as earnings recovered from 2015 lows and investors seemed to find value in the company’s strong balance sheet and ability to capitalize on rising oil prices, while still being able to endure a low oil price environment. We maintained the use of a short position in an energy ETF throughout the investment period as we sought to minimize volatility and generate positive returns, while maintaining a relatively in-line position within the sector.

The single stock we own in the utilities sector is DONG Energy, which is the largest energy company in Denmark and is the world’s largest developer, operator and owner of offshore wind farms. DONG Energy was able to offer stronger returns than the benchmark although our allocation was relatively underweighted. The company had its initial public offering in June and has rallied since it declined following the Brexit election results. DONG Energy fueled sentiment by announcing plans for several projects it had in the pipeline. Although utilities are generally viewed as a traditionally

3. The consumer discretionary sector comprises auto components, household durables, media and specialty retail in the SOI. The consumer staples sector comprises beverages and household products in the SOI. The health care sector comprises health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI. The real estate sector comprises real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The utilities sector comprises electric utilities in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
4. No longer held at period-end.

5	Annual Report

TEMPLETON DYNAMIC EQUITY FUND

defensive sector, valuations currently seem high to us in this sector and we remained underweighted.

Stock selection led to outperformance in the telecommunication services sector versus the benchmark, even as we were overweighted to the relatively low returning sector. The major contributors to outperformance came from the wireless and diversified telecommunication subsectors, specifically Telefonica Deutschland Holding. Telefonica Deutschland is the largest mobile network operator in Germany and is a subsidiary of Telefonica. The stock outperformed as its pricing environment improved, earnings guidance on synergy savings was upgraded, and its earnings forecast improved. We remain overweighted in this sector.

In contrast, a few sectors such as information technology, financials, materials and industrials detracted from relative performance.5

The Fund’s holdings in the information technology sector offered a higher absolute return than the benchmark, but due to our underweighted allocation, the sector detracted from relative performance. Communications equipment companies such as Ericsson and electronic equipment instruments and components companies such as Flex offered high returns. Ericsson is the leading provider of wireless communication equipment and has customers worldwide with multiple subscribers using networks managed by the company. After a sell-off in late 2016 on disappointing revenue and earnings numbers, the stock rose through period-end as it continued to restructure and cut costs. The information technology sector contributed significantly to the overall performance of both the Fund and the benchmark.

Our financials sector exposure benefited from an overweighted allocation as the absolute return was significant. However, the sector underperformed relative to the benchmark due to stock selection. Poor returns can be attributed mainly to insurance companies such as AIA Group and Hartford Financial Services Group.4 AIA is a life insurance company that has leading premium market share positions in Hong Kong, Singapore, Thailand, Philippines, Macau and Brunei and ranks highly in Indonesia and Malaysia. Despite multiple years of strong performance, recent concerns regarding tightening capital controls in Hong Kong and the pressures of a low interest-rate environment have weighed down on the stock. Nevertheless, we continue to find stocks we considered undervalued in the financial sector after it faced the headwinds of low interest rates and increased regulatory pressure during the period.

Underperformance in the materials sector occurred due to stock selection, but this was somewhat mitigated by an underweighted allocation relative to the benchmark. Metals and mining performance was particularly weak due to the decline in Silver Wheaton’s stock price.4 Silver Wheaton is a precious metals company that is focused on the exploration of silver and gold. The company’s shares were hit hard after a third quarter of 2016 earnings release, due to disappointing production numbers and the disclosure of labor and regulatory issues. However, we still see value in the metals and mining sector.

Holdings in the industrials sector produced positive absolute returns, but were eclipsed by the performance and allocation of the benchmark. Much of the underperformance can be attributed to Royal Mail.4 Royal Mail provides postal and delivery services in the U.K., with significant parcel operations in continental Europe. We viewed Royal Mail as a turnaround story that was undervalued based on its cost-cutting capabilities. However, the stock declined as the market reacted to the possibility of increased competition when one of its rival mail companies was acquired. We remained underweighted to the sector with the view that slow global growth could mitigate the possibility of outperformance in the sector.

The Fund delivered positive returns during the period, while incurring less volatility than the benchmark. The Fund held a sizeable position of cash in multiple currencies since its inception in an effort to minimize volatility. We take long and short positions in ETFs that provide exposure to global equity markets as a risk-reducing effort to seek better risk-adjusted returns. As of period-end, the Fund was long iShares Global Consumer Staples ETF and iShares MSCI ACWI ETF and short iShares Global Energy ETF to effectively bring our positions more in line with benchmark weightings and to seek to minimize risk.

5. The information technology sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services;
semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI. The materials sector comprises chemicals and metals and mining in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, and airlines in the SOI.

Annual Report

6

TEMPLETON DYNAMIC EQUITY FUND

Thank you for your participation in Templeton Dynamic Equity Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7 Annual Report

TEMPLETON DYNAMIC EQUITY FUND

Performance Summary as of March 31, 2017

The performance table do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]

Advisor
Since Inception (5/2/16)	+13.97%	+13.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 10 for Performance Summary footnotes.

Annual Report

8

TEMPLETON DYNAMIC EQUITY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

9	Annual Report

TEMPLETON DYNAMIC EQUITY FUND
PERFORMANCE SUMMARY

Distributions (5/2/16–3/31/17)
	Net Investment	Short-Term
Share Class	Income	Capital Gain	Total
Advisor	$0.1090	$0.1003	$0.2093

Total Annual Operating Expenses[5]
Share Class	With Waiver	Without Waiver
Advisor	1.32%	2.50%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including equity index futures, equity options and currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. To the extent the Fund invests in ETFs, its performance is directly related to the performance of such ETFs. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 7/31/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance inglobaldevelopedand emerging markets.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

Annual Report

10

TEMPLETON DYNAMIC EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/16	Value 3/31/17	10/1/16–3/31/17[1,2]	Value 3/31/17	10/1/16–3/31/17[1,2]	Ratio[2]

Advisor	$1,000	$1,095.90	$6.22	$1,019.00	$5.99	1.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

11	Annual Report

TEMPLETON DYNAMIC EQUITY FUND

Financial Highlights
Year Ended
March 31,
2017 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.00
Income from investment operations[b]:
Net investment income[c]	0.12
Net realized and unrealized gains (losses)	1.26
Total from investment operations	1.38
Less distributions from:
Net investment income	(0.11)
Net realized gains	(0.10)
Total distributions	(0.21)
Net asset value, end of year.	$11.17

Total return[d]	13.97%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates[f]	2.41%
Expenses net of waiver and payments by affiliates[f]	1.22%
Expenses - incurred in connection with securities sold short	0.22%
Net investment income	1.31%

Supplemental data
Net assets, end of year (000’s)	$11,170
Portfolio turnover rate	86.10%

aFor the period May 2, 2016 (commencement of operations) to March 31, 2017.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

The accompanying notes are an integral part of these financial statements. | Annual Report 12

TEMPLETON DYNAMIC EQUITY FUND

Statement of Investments, March 31, 2017
Templeton Dynamic Equity Fund
	Industry	Shares	Value

Common Stocks 89.8%
Canada 2.2%
Barrick Gold Corp	Metals & Mining	7,600	$144,324
Suncor Energy Inc	Oil, Gas & Consumable Fuels	3,100	95,175
			239,499
China 1.9%
China Merchants Port Holdings Co. Ltd	Transportation Infrastructure	38,000	111,239
China Mobile Ltd	Wireless Telecommunication Services	9,000	98,494
			209,733
Denmark 3.2%
DONG Energy AS	Electric Utilities	4,120	158,852
H. Lundbeck AS	Pharmaceuticals	4,250	197,077
			355,929
France 2.8%
Ipsen SA	Pharmaceuticals	1,430	143,020
Total SA, B	Oil, Gas & Consumable Fuels	3,440	173,987
			317,007
Germany 3.4%
Deutsche Lufthansa AG	Airlines	8,730	141,547
Deutsche Post AG.	Air Freight & Logistics	3,770	129,109
Telefonica Deutschland Holding AG	Diversified Telecommunication Services	21,450	106,395
			377,051
Hong Kong 2.9%
AIA Group Ltd	Insurance	22,000	138,711
Swire Properties Ltd	Real Estate Management & Development	58,200	186,472
			325,183
Israel 0.7%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	2,490	79,904
Italy 0.8%
Eni SpA	Oil, Gas & Consumable Fuels	5,707	93,446
Japan 3.4%
Kirin Holdings Co. Ltd	Beverages	6,400	120,773
SoftBank Group Corp	Wireless Telecommunication Services	2,300	162,453
Suntory Beverage & Food Ltd	Beverages	2,300	96,909
			380,135
Netherlands 4.5%
NN Group NV	Insurance	6,950	226,003
QIAGEN NV	Life Sciences Tools & Services	9,562	277,011
			503,014
Portugal 1.0%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	7,630	115,776
Singapore 2.6%
[a] Flex Ltd	Electronic Equipment, Instruments
	& Components	8,630	144,984
United Overseas Bank Ltd	Banks	8,800	139,121
			284,105
South Korea 3.9%
LG Electronics Inc	Household Durables	4,152	252,284
Shinhan Financial Group Co. Ltd	Banks	4,487	187,113
			439,397

13	Annual Report

TEMPLETON DYNAMIC EQUITY FUND
STATEMENT OF INVESTMENTS

Templeton Dynamic Equity Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
Sweden 1.0%
Ericsson, B	Communications Equipment	15,960	$106,509
Switzerland 4.1%
Novartis AG	Pharmaceuticals	1,270	94,245
Roche Holding AG	Pharmaceuticals	1,080	275,740
UBS Group AG	Capital Markets	5,720	91,518
			461,503
Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	27,000	168,033
Thailand 3.1%
Bangkok Bank PCL, fgn	Banks	20,700	112,087
Krung Thai Bank PCL, fgn	Banks	399,200	237,080
			349,167
Turkey 1.1%
[a] Turkcell Iletisim Hizmetleri AS.	Wireless Telecommunication Services	35,627	117,351
United Kingdom 7.6%
Aviva PLC	Insurance	15,400	102,664
BAE Systems PLC	Aerospace & Defense	12,850	103,458
BP PLC	Oil, Gas & Consumable Fuels	43,330	248,435
HSBC Holdings PLC	Banks	11,682	95,283
Prudential PLC	Insurance	4,630	97,819
Royal Dutch Shell PLC, A, ADR	Oil, Gas & Consumable Fuels	3,760	198,265
			845,924
United States 38.1%
[a,b] Alphabet Inc., A	Internet Software & Services	230	194,994
[b] American Express Co	Consumer Finance	3,720	294,289
American International Group Inc	Insurance	4,300	268,449
[b] Apple Inc	Technology Hardware, Storage & Peripherals	2,320	333,291
Autoliv Inc	Auto Components	820	83,853
The Bank of New York Mellon Corp	Capital Markets	4,330	204,506
[b] Comcast Corp., A	Media	8,100	304,479
Eastman Chemical Co	Chemicals	1,360	109,888
[a] eBay Inc	Internet Software & Services	3,130	105,074
Eli Lilly & Co	Pharmaceuticals	3,610	303,637
JPMorgan Chase & Co	Banks	3,210	281,966
Medtronic PLC	Health Care Equipment & Supplies	2,500	201,400
Microsoft Corp	Software	3,310	217,997
[b] Oracle Corp	Software	2,960	132,046
Perrigo Co. PLC	Pharmaceuticals	1,080	71,701
The Procter & Gamble Co	Household Products	1,850	166,223
[b] Rockwell Collins Inc	Aerospace & Defense	2,560	248,730
SunTrust Banks Inc	Banks	2,990	165,346
Tiffany & Co	Specialty Retail	3,620	344,986
Twenty-First Century Fox Inc., A	Media	3,970	128,588
[a] Zebra Technologies Corp., A	Electronic Equipment, Instruments
	& Components	1,080	98,550
			4,259,993
Total Common Stocks (Cost $8,931,646)			10,028,659

Annual Report

14

TEMPLETON DYNAMIC EQUITY FUND
STATEMENT OF INVESTMENTS

Templeton Dynamic Equity Fund (continued)
	Industry	Shares	Value
Management Investment Companies 8.9%
United States 8.9%
iShares Global Consumer Staples ETF	Diversified Financial Services	4,488	$445,973
iShares MSCI ACWI ETF	Diversified Financial Services	8,762	554,284
Total Management Investment Companies
(Cost $953,844)			1,000,257
Total Investments before Short Term
Investments (Cost $9,885,490)			11,028,916

Short Term Investments (Cost $177,439) 1.6%
Money Market Funds 1.6%
United States 1.6%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.32%		177,439	177,439
Total Investments (Cost $10,062,929) 100.3%			11,206,355
Securities Sold Short (2.8)%			(312,080)
Other Assets, less Liabilities 2.5%			275,437
Net Assets 100.0%			$11,169,712

	Industry
[e] Securities Sold Short (Proceeds $297,527)
(2.8)%
Management Investment Companies (2.8)%
United States (2.8)%
iShares Global Energy ETF	Diversified Financial Services	9,400	$(312,080)

See Abbreviations on page 27.

aNon-income producing.
bA portion or all of the security has been segregated as collateral for securities sold short. At March 31, 2017, the aggregate value of these securities and/or cash pledged amounted to $991,067, representing 8.9% of net assets.
cSee Note 3(e) regarding investments in affiliated management investment companies.
dThe rate shown is the annualized seven-day yield at period end.
eSee Note 1(d) regarding securities sold short.

15	Annual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2017

Templeton Dynamic Equity Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$9,885,490
Cost - Non-controlled affiliates (Note 3e)	177,439
Total cost of investments	$10,062,929
Value - Unaffiliated issuers	$11,028,916
Value - Non-controlled affiliates (Note 3e)	177,439
Total value of investments	11,206,355
Receivables:
Dividends	24,537
Affiliates	10,352
Due from brokers	312,372
Offering costs	5,263
Other assets.	10
Total assets	11,558,889
Liabilities:
Payables:
Investment securities purchased	25,269
Professional fees.	47,595
Securities sold short, at value (proceeds $297,527)	312,080
Accrued expenses and other liabilities	4,233
Total liabilities	389,177
Net assets, at value.	$11,169,712
Net assets consist of:
Paid-in capital.	$9,957,179
Undistributed net investment income	55,088
Net unrealized appreciation (depreciation)	1,128,993
Accumulated net realized gain (loss)	28,452
Net assets, at value.	$11,169,712
Shares outstanding	1,000,000
Net asset value and maximum offering price per share	$11.17

The accompanying notes are an integral part of these financial statements. | Annual Report 16

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2017a

Templeton Dynamic Equity Fund

Investment income:
Dividends: (net of foreign taxes of $16,057)
Unaffiliated issuers	$239,950
Non-controlled affiliates (Note 3e)	158
Total investment income	240,108
Expenses:
Management fees (Note 3a)	85,132
Custodian fees (Note 4)	4,965
Reports to shareholders.	7,322
Registration and filing fees	84
Professional fees	53,860
Amortization of offering costs	54,763
Dividends and/or interest on securities sold short	21,295
Other	5,726
Total expenses	233,147
Expenses waived/paid by affiliates (Note 3e and 3f)	(117,410)
Net expenses	115,737
Net investment income	124,371
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	143,859
Written options	(12,196)
Foreign currency transactions	(3,104)
Futures contracts.	(2,911)
Net realized gain (loss)	125,648
Net change in unrealized appreciation (depreciation) on:
Investments	1,128,873
Translation of other assets and liabilities
denominated in foreign currencies	120
Net change in unrealized appreciation (depreciation)	1,128,993
Net realized and unrealized gain (loss)	1,254,641
Net increase (decrease) in net assets resulting from operations	$1,379,012

aFor the period May 2, 2016 (commencement of operations) to March 31, 2017.

17	Annual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Changes in Net Assets

Templeton Dynamic Equity Fund

Year Ended March 31,
2017 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$124,371
Net realized gain (loss)	125,648
Net change in unrealized appreciation (depreciation)	1,128,993
Net increase (decrease) in net assets resulting from operations	1,379,012
Distributions to shareholders from:
Net investment income	(109,000)
Net realized gains	(100,300)
Total distributions to shareholders	(209,300)
Capital share transactions (Note 2)	10,000,000
Net increase (decrease) in net assets	11,169,712
Net assets:
End of year	$11,169,712
Undistributed net investment income included in net assets:
End of year	$55,088

aFor the period May 2, 2016 (commencement of operations) to March 31, 2017.

The accompanying notes are an integral part of these financial statements. | Annual Report 18

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Dynamic Equity Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Dynamic Equity Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund has five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class . Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund commenced operations on May 2, 2016, with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place

19	Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Dynamic Equity Fund (continued)

on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NAV is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a

Annual Report

20

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Dynamic Equity Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions (or expected to be taken in future tax years).

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

21	Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Dynamic Equity Fund (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended March 31,
		2017	[a]
	Shares	Amount
Shares sold	1,000,001	$10,000,010
Shares redeemed	(1)	(10)
Net increase (decrease)	1,000,000	$10,000,000
[a]For the period May 2, 2016 (commencement of operations) to March 31, 2017.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Ltd. (Global Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee and administrative fee to Global Advisors of 0.90%, per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on Fund’s average daily net assets, and is not an additional expense of the Fund.

Annual Report

22

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Dynamic Equity Fund (continued)

3.	Transactions with Affiliates (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A.	0.25%
Class C.	1.00%
Class R.	0.50%

d. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended March 31, 2017, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio,0.32%	—	3,240,492	(3,063,053)	177,439	$177,439	$158	$-	0.0%[a]

[a]Rounds to less than 0.1%.

f. Waiver and Expense Reimbursements

Global Advisors has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses and dividend expense on securities sold short) for Advisor Class of the Fund does not exceed 1.00% based on the average net assets of the class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

23	Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Dynamic Equity Fund (continued)

g. Other Affiliated Transactions

At March 31, 2017, Franklin Resources Inc., owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2017, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the year ended March 31, 2017, was as follows:

2017
Distributions paid from ordinary income.	$209,300

At March 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$10,077,577

Unrealized appreciation	$1,279,778
Unrealized depreciation	(151,000)
Net unrealized appreciation (depreciation)	$1,128,778
Distributable earnings - undistributed ordinary income	$98,190

Differences between income and/or capital gains as determined on a book basis and tax basis are primarily due to differing treatments of passive foreign investment company shares and offering costs.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended March 31, 2017, aggregated $18,400,675 and $8,659,044 respectively.

Transactions in options written during the year ended March 31, 2017, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at May 2, 2016	—	$—
Options written	53,220	13,058
Options expired.	(14,380)	(8,822)
Options exercised	—	—
Options closed	(38,840)	(4,236)
Options outstanding at March 31, 2017	—	$—

See Notes 1(c) and 8 regarding derivative financial instruments and other derivative information, respectively.

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Dynamic Equity Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

For the year ended March 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Year	Operations Locations	for the Year

	Net realized gain (loss) from:
Equity contracts.	Written options	$(12,196)
	Futures contracts	(2,911)
Totals		$(15,107)

For the year ended March 31, 2017, the average month end fair value of derivatives represented rounds to less than 1% of average month end net assets. The average month end number of open derivatives contracts for the year was 1.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Fund began participating in the Global Credit Facility on February 10, 2017.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)
25	Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Dynamic Equity Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$10,028,659	$—	$—	$10,028,659
Management Investment Companies	1,000,257	—	—	1,000,257
Short Term Investments	177,439	—	—	177,439
Total Investments in Securities	$11,206,355	$—	$—	$11,206,355

Liabilities:
Other Financial Instruments:
Securities Sold Short	$312,080	$—	$—	$312,080

aIncludes common stocks.
bFor detailed categories, see the accompanying Statement of Investments.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report

26

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Dynamic Equity Fund (continued)

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
ETF	Exchange Traded Fund

27	Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Dynamic Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Dynamic Equity Fund (the "Fund") as of March 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period May 2, 2016 (commencement of operations) through March 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2017

Annual Report

28

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Dynamic Equity Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $100,300 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 29.33% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $212,087 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2017 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

29	Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee	142	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	since 1996		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	and Lead		Canadian National Railway (railroad)
		Independent		(2001-present), White Mountains
		Trustee		Insurance Group, Ltd. (holding
		since 2007		company) (2004-present), Santander
				Consumer USA Holdings, Inc.
				(consumer finance) (2016-present),
				RTI International Metals, Inc.
				(manufacture and distribution of
				titanium (1999-2015) and H.J. Heinz
				Company (processed foods and allied
				products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2006	42	Hess Midstream Partners LP (oil and
300 S.E. 2nd Street				gas midstream infrastructure) (April
Fort Lauderdale, FL 33301-1923				2017 ).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

				Annual Report 30

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)		Trustee	Since 2006	142	The Southern Company (energy
300 S.E. 2nd Street					company) (2014-present; previously
Fort Lauderdale, FL 33301-1923					2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos		Trustee	Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)		Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street					(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)		Trustee	Since 2006	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)		Chairman of	Chairman of the	142	None
One Franklin Parkway		the Board,	Board and Trustee
San Mateo, CA 94403-1906		Trustee and	since 2013
		Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

31	Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

				Annual Report	32

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Mark H. Otani (1968)		Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		Chief Financial
San Mateo, CA 94403-1906		Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)		Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street		Compliance
Fort Lauderdale, FL 33301-1923		Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)		Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)		Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)		Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street		Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923			President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

33	Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report

34

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON DYNAMIC EQUITY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

35	Annual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $139,696 for the fiscal year ended March 31, 2017 and $96,106 for the fiscal year ended March 31, 2016.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2017 and $315 for the fiscal year ended March 31, 2016.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2017 and $9,000 for the fiscal year ended March 31, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended March 31, 2017 and $9,315 for the fiscal year ended March 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.            N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N- CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 25, 2017

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

 Chief Accounting Officer

Date May 25, 2017